UNITED STATES BANKRUPTCY COURT
WESTERN DISTRICT OF OKLAHOMA

In re:

)

AMS HEALTH SCIENCES, INC.,

)

Case No. 07-14678

an Oklahoma corporation,

)

Chapter 11

AMS HEALTH SCIENCES, INC.'S
FIRST AMENDED PLAN OF REORGANIZATION, AS MODIFIED

Joseph A. Friedman

Texas State Bar No. 07468280

OKWB Bar No. 11185

Gregory M. Zarin

Texas State Bar No. 24060871

KANE RUSSELL COLEMAN & LOGAN PC

3700 Thanksgiving Tower

1601 Elm Street

Dallas, Texas 75201

Telephone:  (214) 777-4200

Telecopier:  (214) 777-4299

COUNSEL FOR THE DEBTOR AND DEBTOR IN POSSESSION

Dated: June 9, 2008

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TABLE OF CONTENTS

INTRODUCTION

5

ARTICLE I DEFINITIONS, CONSTRUCTION, AND INTERPRETATION

5

1.01.

SCOPE OF DEFINITIONS; RULES OF CONSTRUCTION

5

1.02.

DEFINITIONS

5

1.03.

RULES OF INTERPRETATION

18

1.04.

COMPUTATION OF TIME

19

ARTICLE II SUMMARY OF THE PLAN

19

2.01.

INTRODUCTION

19

2.02.

UNCLASSIFIED CLAIMS (NOT ENTITLED TO VOTE ON THE PLAN)

19

2.03.

CLASSIFIED CLAIMS AND EQUITY INTERESTS

19

ARTICLE III UNCLASSIFIED CLAIMS

20

3.01.

ADMINISTRATIVE CLAIMS

20

3.02.

PROFESSIONAL FEE CLAIMS

20

3.03.

ALLOWANCE OF ADMINISTRATIVE CLAIMS AND PROFESSIONAL FEE CLAIMS

21

3.04.

PAYMENT OF ALLOWED ADMINISTRATIVE CLAIMS AND PROFESSIONAL FEE CLAIMS

21

3.05.

ALLOWED PRIORITY TAX CLAIMS

22

3.06.

UNITED STATES TRUSTEE FEES

22

ARTICLE IV CLASSIFICATION OF CLAIMS AND INTERESTS

23

4.01.

CLASSIFICATION

23

4.02.

CLAIMS OR INTERESTS

23

ARTICLE V IDENTIFICATION OF UNIMPAIRED AND IMPAIRED CLAIMS AND INTERESTS; CRAMDOWN  23

5.01.

UNIMPAIRED CLAIMS

23

5.02.

IMPAIRED CLAIMS

24

5.03.

INTERESTS

24

5.04.

CONTROVERSY CONCERNING IMPAIRMENT

25

5.05.

CRAMDOWN

25

ARTICLE VI TREATMENT OF CLAIMS AND INTERESTS

25

6.01.

CLASS 1 – LAURUS SECURED CLAIM

25

6.02.

CLASS 2 – FARMERS SECURED CLAIM

26

6.03.

CLASS 3 – SECURED TAX CLAIMS

26

6.04.

CLASS 4 – OTHER SECURED CLAIMS

27

6.05.

CLASS 5 - OTHER PRIORITY CLAIMS

27

6.06.

CLASS 6 – GENERAL UNSECURED CLAIMS

28

6.07.

CLASS 7 – SUBORDINATED CLAIMS

28

6.08.

CLASS 8 – INTERESTS

28

ARTICLE VII MISCELLANEOUS PROVISIONS RELATED TO TREATMENT OF CLAIMS

29

7.01.

BAR DATE

29

7.02.

ALLOWED CLAIMS

29

7.03.

POSTPETITION INTEREST

29

7.04.

ALTERNATIVE TREATMENT

30

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7.05.

SETTLEMENT WITH LAURUS

30

7.06.

SETTLEMENT WITH FARMERS

30

7.07.

SETTLEMENT WITH MCCARTY

30

ARTICLE VIII TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

30

8.01.

ASSUMPTION AND REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

30

8.02.

CURE PAYMENTS AND RELEASE OF LIABILITY.

31

8.03.

BAR TO REJECTION CLAIMS

31

8.04.

REJECTION CLAIMS

32

ARTICLE IX CONTINUATION OF CERTAIN EMPLOYEE BENEFITS

32

9.01.

EMPLOYEE BENEFITS

32

ARTICLE X EFFECT OF CONFIRMING THE PLAN

32

10.01.

BINDING EFFECT

32

10.02.

DISCHARGE OF THE REORGANIZED DEBTOR

32

10.03.

RELEASES BY THE DEBTOR

33

10.04.

EXCULPATION

33

10.05.

RELEASES BY HOLDERS OF CLAIMS AND INTERESTS

34

10.06.

INJUNCTION AS TO NEWCO AND THE PLAN TRUSTEE

34

10.07.

INJUNCTION AS TO THE REORGANIZED DEBTOR PENDING THE BUSINESS COMBINATION

35

(a)

Injunction Pending Business Combination.

35

(b)

Injunction Related to Discharge.

35

(c)

Effect Upon Lack of Business Combination.

36

10.08.

RELEASE BY THE COMMITTEE OF LAURUS

36

ARTICLE XI MEANS FOR EXECUTION OF THE PLAN

37

11.01.

RESTRUCTURING TRANSACTION.

37

11.02.

ISSUANCE OF STOCK OF DEBTOR.

37

11.03.

AMENDMENT OF BYLAWS AND CHANGE OF FISCAL YEAR.

37

11.04.

CHANGE OF OFFICERS/DIRECTORS.

37

11.05.

CHANGE OF NAME.

37

11.06.

CONTINUED EXISTENCE OF REORGANIZED DEBTOR.

38

11.07.

EXECUTION OF EXCHANGE AGREEMENT.

38

11.08.

RESTRUCTURING TRANSACTION EXPENSES.

39

11.09.

SEC FILINGS.

39

11.10.

ISSUANCE OF SECURITIES.

40

11.11.

CORPORATE ACTION.

40

11.12.

SOURCES OF CASH

40

11.13.

VESTING OF ASSETS

40

(a)

Operating Assets

40

(b)

Trust Assets

41

11.14.

TREATMENT OF THE EXISTING INTERESTS

41

(a)

Transfer of Causes of Action

41

(b)

No waiver

41

11.15.

MANAGEMENT OF NEWCO

42

11.16.

CORPORATE ACTION

42

11.17.

SALE OF 711 N.E. 39TH STREET PROPERTY

42

11.18.

IMPLEMENTING DOCUMENTS

42

ARTICLE XII

43

12.01.

CREATION OF PLAN TRUST AND APPOINTMENT OF PLAN TRUSTEE

43

12.02.

PROPERTY OF THE PLAN TRUST

44

12.03.

POWERS AND DUTIES OF THE PLAN TRUSTEE

44

12.04.

U.S. TRUSTEE FEES AND REPORTING AFTER THE EFFECTIVE DATE

44

12.05.

TITLE RECOVERY

45

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ARTICLE XIII METHOD OF DISTRIBUTION

46

13.01.

DISTRIBUTIONS UNDER THE PLAN

46

13.02.

MEANS OF CASH PAYMENT

46

13.03.

FRACTIONAL DOLLARS; DE MINIMIS DISTRIBUTIONS

46

13.04.

UNDELIVERABLE OR UNCLAIMED DISTRIBUTIONS

46

13.05.

PROVISIONS GOVERNING THE DISPUTED CLAIMS RESERVE FUND

47

13.06.

COMPLIANCE WITH TAX REQUIREMENTS

47

ARTICLE XIV CLAIMS RESOLUTION

47

14.01.

OBJECTIONS TO CLAIMS

47

ARTICLE XV ASSERTION OF CLAIMS

48

15.01.

PRESERVATION OF DEBTOR'S ACTIONS, DEFENSES AND COUNTERCLAIMS

48

15.02.

SETOFFS

49

15.03.

SUBORDINATION OF INDEMNIFICATION CLAIMS OF FORMER OFFICERS AND DIRECTORS

49

ARTICLE XVI VOTING AND EFFECT OF REJECTION BY ONE OR MORE CLASSES OF CLAIMS

49

16.01.

CLASSES ENTITLED TO VOTE

49

16.02.

ACCEPTANCE BY CLASSES OF CLAIMS

49

ARTICLE XVII CONDITIONS PRECEDENT TO CONFIRMATION  AND CONSUMMATION OF THE PLAN

50

17.01.

CONDITIONS TO CONFIRMATION

50

17.02.

CONDITIONS TO CONSUMMATION OR EFFECTIVENESS

51

17.03.

WAIVER OF CONDITIONS

51

17.04.

EFFECT OF NON-OCCURRENCE OF CONDITIONS TO CONSUMMATION

51

ARTICLE XVIII RETENTION OF JURISDICTION

52

18.01.

JURISDICTION

52

18.02.

EXAMINATION OF CLAIMS AND INTERESTS

52

18.03.

DETERMINATION OF DISPUTES

52

18.04.

ADDITIONAL PURPOSES

52

ARTICLE XIX MISCELLANEOUS

54

19.01.

EFFECTUATING DOCUMENTS; FURTHER TRANSACTIONS.

54

19.02.

APPLICABILITY OF SECTIONS 1125 OF THE BANKRUPTCY CODE

54

19.03.

EXEMPTION FROM CERTAIN TRANSFER TAXES

54

19.04.

PLAN SUPPLEMENT

55

19.05.

FINAL DECREE

55

19.06.

GENERAL NOTICES

55

19.07.

ASSERTING AND CURING DEFAULT UNDER THE PLAN

57

19.08.

TERMINATION OF COMMITTEE, IF ANY

57

19.09.

COMPLIANCE WITH TAX REQUIREMENTS

57

19.10.

MODIFICATION OR REVOCATION OF THE PLAN

57

19.11.

REVOCATION OF THE PLAN

58

19.12.

EFFECT OF WITHDRAWAL OR REVOCATION

58

19.13.

DUE AUTHORIZATION

58

19.14.

IMPLEMENTATION

58

19.15.

RATIFICATION

58

19.16.

TERM OF INJUNCTIONS OR STAYS

58

19.17.

INTEGRATION CLAUSE

58

19.18.

INTERPRETATION

59

19.19.

SEVERABILITY OF PLAN PROVISIONS

59

19.20.

GOVERNING LAW

59

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INTRODUCTION

AMS Health Sciences, Inc. ("AMS" or the "Debtor"), proposes the following Plan of Reorganization (the "Plan") pursuant to Section 1121(a) of the Bankruptcy Code for the resolution of the Debtor's outstanding creditor Claims and Interests.  Reference is made to the Disclosure Statement, distributed contemporaneously herewith, for a discussion of the Debtor's history, business, properties, a summary and analysis of the Plan, and other information.

All Holders of Claims and all Holders of Interests are encouraged to read the Plan, any Plan Supplement and the Disclosure Statement in their entirety before voting to accept or reject the Plan.  Subject to certain restrictions and requirements set forth in Section 1127 of the Bankruptcy Code and Bankruptcy Rule 3019 and those restrictions or modifications set forth in the Plan, the Debtor, subject to the written consent of Laurus Master Fund, Ltd., its affiliates, successors, assigns or designees (collectively "Laurus"), which consent shall not be unreasonably withheld, reserves the right to alter, amend, modify, revoke, or withdraw the Plan prior to its substantial consummation.

ARTICLE I
DEFINITIONS, CONSTRUCTION, AND INTERPRETATION

1.01.

Scope of Definitions; Rules of Construction

For purposes of the Plan, except as expressly provided or unless the context otherwise requires, all capitalized terms not otherwise defined shall have the meanings ascribed to them in the Introduction or Article I of the Plan.  A term used herein that is not defined herein shall have the meaning ascribed to that term, if any, in the Bankruptcy Code or the Bankruptcy Rules.  Words and terms defined in Section 101 of the Bankruptcy Code shall have the same meaning when used in the Plan, unless a different definition is given in the Plan.  Whenever the context requires, words denoting the singular number shall include the plural number and vice versa, and words denoting one gender shall include the other gender and vice versa.  All exhibits and schedules attached to the Plan or filed prior to the Confirmation hearing, including any filed with any Plan Supplement, are incorporated herein.

1.02.

Definitions

1.1.

"39th Street Sale Contract" means that certain contract for sale of the Debtor's real property and certain personal property generally located at 711 NE 39th Street, Oklahoma City, Oklahoma to Purchaser, which shall be attached to the Plan as Exhibit 1.02.1.1.

1.2.

"Administrative Claim" means any Claim for payment of an administrative expense of a kind specified in Sections 503(b), 507(b), or 1114(e)(2) of the Bankruptcy Code and entitled to priority pursuant to Section 507(a)(1) of the Bankruptcy Code, including, but not limited to, (i) the actual necessary costs and expenses, incurred after the Petition Date, of preserving the Estate and operating the business of the Debtor, including wages, salaries, or commissions for services rendered after the commencement of the Chapter 11 Case, (ii) Professional Fee Claims, (iii) all fees and charges assessed against the Estate

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under Chapter 11 of title 28, United States Code, and (iv) all Allowed Claims that are entitled to be treated as Administrative Claims pursuant to a Final Order of the Bankruptcy Court under Section 546(c)(2)(A) of the Bankruptcy Code.

1.3.

"Administrative Claims Bar Date" means thirty (30) days after the Confirmation Date, except Administrative Claims asserted pursuant to 11 U.S.C.§ 503 (b)(9), in which case the bar date was March 28, 2008.

1.4.

"Agreed Minimum Recovery" means the amount Laurus and the Committee agree is the total gross amount from the Title Litigation that equals or exceeds the amount agreed to by Laurus and the Official Committee of Unseured Creditors prior to the Confirmation Hearing.

1.5.

"Allowed Claim" means a Claim, or any portion of a Claim, (i) as to which no objection to allowance or request for estimation has been interposed on or before the date provided for herein or the expiration of such other applicable period of limitation as may be fixed by the Bankruptcy Code, Bankruptcy Rules, or the Bankruptcy Court, (ii) that is not the subject of an adversary proceeding; (iii) that is listed on the Debtor's Schedules as other than disputed, contingent or unliquidated, (iv) as to which any objection to its allowance has been settled, waived through payment, or withdrawn, or has been denied by a Final Order, (v) that has been allowed by a Final Order, or (v) that is expressly allowed in a liquidated amount in the Plan.

1.6.

"Arbitrator" means the arbitrator appointed pursuant to Article 12.05 of the Plan, if necessary.

1.7.

"Articles of Incorporation" means the articles of incorporation or certificate of incorporation of AMS, as amended and in effect as of the date hereof.

1.8.

"Ballot" means each of the ballot forms distributed with the Disclosure Statement to Holders of Impaired Claims entitled to vote under Article VI of the Plan in connection with the solicitation of acceptances of the Plan.

1.9.

"Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as codified in title 11 of the United States Code, as now in effect or hereafter amended.

1.10.

"Bankruptcy Court" means the Bankruptcy Court unit of the United States District Court for the Western District of Oklahoma, or such other court having jurisdiction over the Chapter 11 Case.

1.11.

"Bankruptcy Rules" means, collectively, the Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, and the Local Rules of the Bankruptcy Court, as applicable to the Chapter 11 Case or proceedings therein, as the case may be.

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1.12.

"Bar Date" means the date designated as the last date for filing proofs of Claim (including Administrative Claims other than Professional Fee Claims) against the Debtor, as established by Order of the Bankruptcy Court.

1.13.

"Business Combination" shall mean the consummation of the exchange agreement contemplated by the Restructuring Transactions.

1.14.

"Business Day" means any day on which banking institutions are open for business in Oklahoma City, Oklahoma.

1.15.

"By-laws" means the by-laws of AMS, in effect as of the date hereof.

1.16.

"Cash" means legal tender of the United States of America or equivalents thereof.

1.17.

"Cash Distribution Amount" means $160,000.00.  The Cash Distribution Amount shall be deposited by Laurus on or before the Effective Date into an interest bearing escrow account for use by the Plan Trustee after the Effective Date in compliance with the terms of the Plan.

1.18.

"Causes of Action" means the claims, rights of action, suits, or proceedings, whether in law or in equity, whether known or unknown, that the Debtor or its Estate may hold against any Person, other than a Released Party, including, without limitation, actions arising under chapter 5 of the Bankruptcy Code, including but not limited to Bankruptcy Code sections 510, 542, 543, 544, 545, 546, 547, 548, 549, 550, 551, and 553.

1.19.

"Chapter 11 Case" means the case under Chapter 11 of the Bankruptcy Code commenced by the Debtor, styled In re AMS Health Sciences, Inc., Case No. 07-14678, currently pending in the Bankruptcy Court.

1.20.

"Claim" means a claim against the Debtor, whether or not asserted, as defined in Section 101(5) of the Bankruptcy Code.

1.21.

"Claims Objection Bar Date" means the later of (i) ninety (90) days after the Effective Date or (ii) such other period of limitation as may be specifically fixed by an order of the Bankruptcy Court, the Plan, the Confirmation Order, or the Bankruptcy Rules.

1.22.

"Claimant" means the Holder of a Claim.

1.23.

"Class" means a category of Holders of Claims or Interests, as described in Article IV hereof.

1.24.

"Collateral" means any property or interest in property of the Debtor's Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

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1.25.

"Committee" means the Official Committee of Unsecured Creditors appointed in the Chapter 11 Case by the United States Trustee, as amended from time to time, pursuant to Section 1102(a) of the Bankruptcy Code.

1.26.

"Confirmation" means entry by the Clerk of the Bankruptcy Court of the Confirmation Order.

1.27.

"Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.

1.28.

"Confirmation Hearing" means the hearing held by the Bankruptcy Court pursuant to Bankruptcy Code Section 1128, scheduled to commence on July 15, 2008 at 10:00 a.m. Central Time, and as may be continued from time to time, to consider confirmation of the Plan.

1.29.

"Confirmation Order" means the order of the Bankruptcy Court confirming the Plan pursuant to Section 1129 of the Bankruptcy Code.

1.30.

"Contract" means any executory contract or unexpired lease of non-residential real property governed by Section 365 of the Bankruptcy Code.

1.31.

"Creditor" means any Person who holds a Claim against the Debtor.

1.32.

"Contribution" shall mean the $65,000 paid by the Contributor to the Plan Trust in accordance with the Restructuring Transaction.

1.33.

"Contributor" shall mean IACE, Investments II (a Nevada corporation), its successors or assigns.

1.34.

"Creditor Cash" means the sum of $65,000 paid by the Contributor for 25,000,000 shares of New AMS Equity Interest issued on the Effective Date by the Reorganized Debtor and the sum of $35,000 paid by the Investor for 6,000,000 shares of New AMS Equity Interest issued on the Effective Date by the Reorganized Debtor, which such total amount shall be $100,000 and transferred to the Plan Trust on the Effective Date.

1.35.

"Creditor Reorganized Stock" means 100 shares of New AMS Equity Interest to each Holder of an allowed Class 6 and Class 7 Claim issued pursuant to Article 5.03 of the Plan to the Plan Trustee.

1.36.

"Cure Claim" means a Claim for a distribution of Cash, or such other property as may be agreed upon by the parties or ordered by the Bankruptcy Court, with respect to the assumption of any Contract pursuant to Section 365(b) of the Bankruptcy Code, in an amount equal to all unpaid monetary obligations, without interest, or such other amount as may be agreed upon by the parties or ordered by the Bankruptcy Court, under such Contract, to the extent such obligations are enforceable under the Bankruptcy Code and applicable non-bankruptcy law.

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1.37.

"Current Directors" means those individuals serving as directors of the Debtor as of the date of the Plan.  After the Effective Date, the Debtor's Current Directors in such positions on the Effective Date will become the directors of Newco.

1.38.

"Current Officers" means those individuals serving as officers of the Debtor as of the date of the Plan.  After the Effective Date, the Debtor's Current Officers and Directors in such positions on the Effective Date will become the officers of Newco.

1.39.

"Debtor" means AMS in its capacity as debtor in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

1.40.

"DIP Facility" means the borrowing approved by the Bankruptcy Court in the Final Order (I) Authorizing (A) Secured Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362 and 364(c) and (d); (B) Granting Security Interests, Superpriority Claims, and Adequate Protection, and (C) Use of Cash Collateral entered January 31, 2008.

1.41.

"DIP Facility Claim" means the claim of Laurus relating to the DIP Facility and DIP Order.

1.42.

"DIP Order" means the Final Order (I) Authorizing (A) Secured Postpetition Financing Pursuant to 11 U.S.C. §§ 105, 361, 362 and 364(c) and (d); (B) Granting Security Interests, Superpriority Claims, and Adequate Protection, and (C) Use of Cash Collateral entered January 31, 2008.

1.43.

"Disallowed" when used with respect to a Claim, means a Claim that has been disallowed by a Final Order.

1.44.

"Disclosure Statement" means the disclosure statement with respect to the Plan, dated June 9, 2008, as it may be altered, amended or modified from time to time and that is prepared and distributed in accordance with the provisions of the Bankruptcy Code and the Bankruptcy Rules.

1.45.

"Disclosure Statement Hearing" means the hearing held by the Bankruptcy Court to determine the adequacy of the information contained in the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code.

1.46.

"Disputed" when used with respect to a Claim or Interest, means:

a)

if no proof of Claim has been Filed by the Bar Date or has otherwise been deemed timely Filed pursuant to an order of the Bankruptcy Court or under applicable law: (i) a Claim that is listed on a Debtor's Schedules as other than disputed, contingent, or unliquidated, but as to which the applicable Debtor, the Reorganized Debtor, or, prior to the Confirmation Date, any other party in interest, has Filed an objection by the Claims Objection Bar Date and such objection has not been withdrawn or denied

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by a Final Order, but in the case of a Disputed Claim, only to the extent disputed; and (ii) a Claim that is listed on a Debtor's Schedules as disputed, contingent, or unliquidated, but in the case of a Disputed Claim, only to the extent disputed; or

b)

if a proof of Claim or request for payment of an Administrative Claim has been Filed by the Bar Date or the Administrative Claim Bar Date, as the case may be, or has otherwise been deemed timely Filed under applicable law: (i) a Claim for which no corresponding Claim is listed on a Debtor's Schedules; (ii) a Claim for which a corresponding Claim is listed on the Debtor's Schedules as other than disputed, contingent, or unliquidated, but the nature or amount of the Claim as asserted in the proof of Claim varies from the nature and amount of such Claim as it is listed on the Schedules; (iii) a Claim for which a corresponding Claim is listed on a Debtor's Schedules as disputed, contingent or unliquidated; (iv) a Claim for which an objection has been Filed by the applicable Debtor, Reorganized Debtor, or, prior to the Confirmation Date, any other party in interest, by the Claims Objection Bar Date, and such objection has not been withdrawn or denied by a Final Order; and (v) with respect to a Disputed Claim, only to the extent disputed.

1.47.

"Disputed Claims Reserve Fund" means, in the event there exists any Disputed Claims, including the claim relating to the McCarty Judgment, on or after the Effective Date, Cash from the Cash Distribution Amount to be set aside by the Reorganized Debtor in a separate, interest-bearing account, in amounts sufficient to pay all such Disputed Claims, including the McCarty Disputed Claim Amount in accordance with the provisions of the Plan, if such Disputed Claims become Allowed Claims, and to be maintained under the Plan, as set forth more fully in Articles VI, VII and XII hereof.

1.48.

"Distribution" means the property required by the Plan to be distributed to the Holders of Allowed Claims and Interests.

1.49.

"Distribution Date" means the date or dates, subsequent to the Initial Distribution Date, upon which the Reorganized Debtor or Newco determines that Distributions are to be made under the Plan.

1.50.

"Effective Date" means the Business Day on which the conditions specified in Section 17.01 and 17.02 of the Plan have been satisfied or waived as provided in Section 17.03 hereof.

1.51.

"Estate" means the Debtor's estate in the Chapter 11 Case created pursuant to Section 541 of the Bankruptcy Code.

1.52.

"Exculpated Claim" means any claim related to any act or omission in connection with, relating to, or arising out of the Debtor's in or out of court restructuring, the Debtor's Chapter 11 Case, formulation, preparation,

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dissemination, negotiation, or filing of the Disclosure Statement or Plan or any Contract, instrument, release, or other agreement or document created or entered into in connection with the Disclosure Statement or Plan, the filing of the Chapter 11 Case, the pursuit of Confirmation, the pursuit of consummation, the administration and implementation of the Plan, or the distribution of property under the Plan or any other agreement.

1.53.

"Exculpated Party" means each of: (a) the Debtor, the Reorganized Debtor, Newco and any of their subsidiaries or affiliates; (b) Laurus in its capacity as lender under the DIP Facility and as the entity funding the Plan; (c) with respect to each of the foregoing Entities in clauses (a) and (b), such Entities' successors and assigns; (d) the Committee; and (e) with respect to each of the foregoing Entities in clauses (a) through (d), such Entities' subsidiaries, affiliates, officers, directors, principals, employees, agents, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, in each case in their capacity as such; provided, however, that clause (d) shall not include officers, directors, or employees of the Debtor who were no longer acting in that capacity on or after February 20, 2008.

1.54.

"Exit Facility" means the credit facility provided by Laurus in its sole discretion to Newco on the Effective Date, which shall be in an amount sufficient to pay the DIP Facility Claim all Allowed Administrative Claims, including Allowed Professional Fee Claims, all cure costs for executory contracts, all Priority Claims to be paid on the Effective Date and provide Newco with working capital after the Effective Date after taking into account the Debtor's anticipated cash on hand on the Effective Date.

1.55.

"Face Amount" means (a) when used in reference to a Disputed Claim, the full stated amount claimed by the Holder of the Claim in a timely filed proof of Claim; (b) when used in reference to an unliquidated Claim, the amount of the Claim as estimated by the Bankruptcy Court pursuant to Section 502(c) of the Bankruptcy Code; and (c) when used in reference to an Allowed Claim, the Allowed amount of the Claim.

1.56.

"Farmers" means Farmers State Bank.

1.57.

"Farmers Secured Claim" means the Secured Claim asserted by Farmers in Proof of Claim No. 72 as filed on the Court's claim register.

1.58.

"Farmers Settlement" means the settlement agreement attached to the First Amended Disclosure Statement as Exhibit "5."

1.59.

"File," "Filed" or "Filing" means file, filed or filing with the Bankruptcy Court or its authorized designee in the Chapter 11 Case.

1.60.

"Final Decree" means an order entered by the Bankruptcy Court closing the Debtor's case after satisfaction of all obligations and duties of Newco and the Reorganized Debtor under the Plan.

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1.61.

"Final Order" means (a) an order as to which the time to appeal, petition for certiorari or move for reargument, rehearing, reconsideration, new trial, or to alter or amend findings or judgment has expired and as to which no appeal, petition for certiorari or other proceedings for reargument, rehearing, reconsideration, new trial, or to alter or amend findings or judgment shall then be pending or (b) in the event that an appeal, writ of certiorari, reargument, rehearing, reconsideration, new trial, or motion to alter or amend findings or judgment thereof has been sought, such order shall not be expressly stayed or otherwise superseded.

1.62.

"Former Officers and Directors" means those individuals who served as directors or officers of the Debtor at any time before the Petition Date and who were no longer so serving on the Petition Date.

1.63.

"General Unsecured Claim" means any Claim that is not an Administrative Claim, Professional Fee Claim, Priority Tax Claim, Farmers Secured Claim, Laurus Secured Claim, Secured Tax Claim, Other Secured Claim, Other Priority Claim or an Interest.

1.64.

"Holder" means a Person who is the beneficial owner of a Claim or Interest.  For purposes of voting to accept or reject the Plan, a Person must be a Holder as of the Voting Record Date.

1.65.

"Impaired" means, when used with references to a Claim or Interest, a Claim or Interest that is impaired within the meaning of Section 1124 of the Bankruptcy Code and will not be receiving payment in full on its Claim or Interest pursuant to the Plan.

1.66.

"Indemnification Obligations" means all indemnification obligations currently in place, whether in the bylaws, certificates of incorporation, board resolutions or employment contracts for the Current Directors and Officers of the Debtor.

1.67.

"Initial Distributions" means the dates upon which Newco or the Plan Trustee, as the case may be, is to make all of the initial distributions referenced in Article VI of the Plan.

1.68.

"Initial Distribution Date" means, when used with respect to a particular Claim, (a) the Effective Date if the Plan specifies that payment will be made on the Effective Date, or the later of (b) 90 days after the Effective Date, or (c) the first Distribution Date after a Claim becomes an Allowed Claim.

1.69.

"Interest" means the interest of any Holder of equity securities of any nature in the Debtor whether or not transferable, including all Claims arising in connection therewith, including but not limited to, Claims arising from the rescission of a purchase or sale of a security of the Debtor, for damages arising from the purchase or sale of such security, or for reimbursement or contribution under Section 502 of the Bankruptcy Code on account of such Claim and attorney's fees associated therewith.

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1.70.

"Investor" shall mean, collectively, the four (4) individuals who are purchasing 1,500,000 each (or a total of 6,000,000) restricted common shares of the Debtor in exchange for the payment of the total amount of $35,000.  The four (4) individuals are Ruth Shepley, Kimberly Gafford, Cheryl Clark, and Annabella Smith, or their successors or assigns.

1.71.

"Lien" means a lien, security interest, mortgage, deed of trust, or other charge or encumbrance on or in any real or personal property to secure payment of a debt or performance.

1.72.

"Laurus" means Laurus Master Fund, Ltd. and its affiliates, successors, assigns or designees including but not limited to Valens U.S. SPVI, LLC, and Valens Offshore SPV II, Corp.

1.73.

"Laurus Prepetition Indebtedness" means the approximately $1,748,444.66 owed by the Debtor to Laurus as of the Petition Date pursuant to the Secured Convertible Term Note dated June 28, 2006 by and between Debtor and Laurus; the Master Security Agreement dated June 28, 2006 by and among Laurus, the Debtor and AMS Manufacturing, Inc.; the Securities Purchase Agreement dated June 28, 2006 between the Debtor and Laurus; the Stock Pledge Agreement dated as of June 28, 2006 by and among the Debtor, Laurus and AMS Manufacturing Inc.; and the Mortgage, Assignment of Leases, Rents, Income and Profits, Security Agreement and Fixture Filing by and between the Debtor and Laurus dated June 29, 2006, and all related documents.

1.74.

"Laurus Post-Petition Indebtedness" means the amounts owed by the Debtor to Laurus in connection with the DIP Facility and the DIP Order.

1.75.

"Laurus Secured Claim" means the claims relating to the Laurus Prepetition Indebtedness and the Laurus Post-Petition Indebtedness.

1.76.

"Lockup Period" means the six (6) month period following a Business Combination in which the common shares of Plan Trustee's Stock and Unsecured Creditors' Stock will be held in trust and cannot be sold.

1.77.

"McCarty" means Truett McCarty.

1.78.

"McCarty Adversary" means all claims and causes of action asserted by the Debtor against Truett McCarty in Adversary No. 08-01050 now pending in the Bankruptcy Court.

1.79.

"McCarty Appeal" means the appeal of the final judgment entered in the McCarty Litigation to the Supreme Court of the State of Oklahoma, appeal no. DF-105465.

1.80.

"McCarty Claim" means the claim asserted by McCarty in Proof of Claim No. 71 as filed on the Court's claim register, which if allowed, will be treated as a Class 6 Claim unless subordinated by the Court in the McCarty Adversary.

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1.81.

"McCarty Disputed Reserve Amount" means the pro rata portion of the Cash Distribution Amount which would be payable on account of the McCarty Claim, if the Claim relating to the McCarty Claim were allowed as a Class 6 Claim in full. The McCarty Disputed Reserve Amount will be set aside as part of the Disputed Claims Reserve Fund until the Claim relating to the McCarty Judgment is allowed, subordinated or disallowed as discussed below.

1.82.

"McCarty Judgment" means the Judgment entered in favor of Truett McCarty in the McCarty Litigation.

1.83.

"McCarty Litigation" means the litigation entitled AMS Health Sciences, Inc. and AMS Manufacturing, Inc. v. Truett McCarty, et al., Case no. CJ-2006-981, filed in the District Court for Oklahoma County, Oklahoma.

1.84.

"McCarty Settlement" means the settlement agreement attached to the First Amended Disclosure Statement as Exhibit "6."

1.85.

"New AMS Equity Interests" means 100 percent of the equity interests in the Reorganized Debtor of any kind to be represented by common stock that is not subject to the reverse split or reclassification under the Plan, to be issued to Contributor, Investor or Investor's assignee, nominee, or designee, the Plan Trust and Allowed Class 6 and 7 Claims pursuant to the Plan on the Effective Date.

1.86.

"New Officer and Director" means the officer and director of the Reorganized Debtor as identified in Article 11.04 of the Plan.

1.87.

"Newco" means a newly formed entity owned by Laurus that will acquire the Operating Assets under the Plan.

1.88.

"Operating Assets" means all of the assets of the Debtor excluding Trust Assets, including without limitation:  (i) the Debtor's books and records; (ii) all furniture, fixtures and equipment used in the Debtor's ordinary course of business and described in the Schedules or on hand as of the Effective Date; (iii) all Real Property described in the Schedules; (iv) all the Debtor's inventory and supplies as of the Effective Date; (v) all the Debtor's Cash on hand on the Effective Date; (vi) all trademarks identified in the Schedules; (vii) all executory contracts assumed and assigned to Newco pursuant to the Plan including the 39th Street Sale Contract; (viii) all Pass Thru Contracts assigned to Newco pursuant to the Plan; (ix) all rights to the Debtor's list of customers and sales associates; (x) the right to use the name AMS Health Sciences, Inc.; and (xi) all other property of the Debtor, tangible or intangible, but excluding the Debtor's rights and interest in AMS Manufacturing Inc. and any other direct or indirect subsidiary or affiliate of the Debtor.

1.89.

"Other Priority Claim" means any Claim that, if Allowed, would be entitled to priority under Section 507(a) of the Bankruptcy Code, other than an Administrative Claim, Professional Fee Claim or Priority Tax Claim.

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1.90.

"Other Secured Claim" means, collectively, all Secured Claims against the Debtor other than the Farmers Secured Claim, the Laurus Secured Claim, and any Secured Tax Claim.

1.91.

"Person" means any natural person, corporation, limited partnership, general partnership, joint venture, trust, land trust, business trust, unincorporated organization, or other organization, irrespective of whether it is a legal entity, government and agency and political subdivision thereof or other entity.

1.92.

"Petition Date" means December 27, 2007, the date on which the Debtor filed its petition for relief, commencing the Chapter 11 Case.

1.93.

"Plan" or "Plan of Reorganization" means this Chapter 11 plan of reorganization for the Debtor, either in its present form or as it may hereafter be altered, amended or modified from time to time, and all exhibits annexed hereto or referenced herein.

1.94.

"Plan Documents" means the documents that aid in effectuating the Plan, if any, as specifically identified as such herein, including the Plan Supplement, if any, which will be substantially in the respective form filed with the Bankruptcy Court prior to the Confirmation Hearing.

1.95.

"Plan Supplement" means the compilation of documents and forms of documents specified in the Plan, if any, which is acceptable to the Committee, and will be filed with the Bankruptcy Court prior to the Confirmation Hearing.

1.96.

"Plan Trust" means the liquidating trust created under the Plan for the benefit of Allowed Class 6 Claims.

1.97.

"Plan Trust Agreement" means the liquidating trust agreement by and between the Debtor and the Plan Trustee governing the operation and duration of the Plan Trust, and which is acceptable to the Committee.

1.98.

"Plan Trustee" means the trustee of the Plan Trust as identified in the Plan Supplement by the Committee and any successor thereto approved pursuant to the Plan Trust Agreement.

1.99.

"Plan Trustee's Stock" shall mean 50,000 shares of Reorganized Debtor common stock issued to the Plan Trustee in accordance with Article 5.03 of the Plan.

1.100.

"Pass Thru Contract" means all contracts and agreements between the Debtor and its sales associates that are not rejected by the Effective Date or the subject of a motion to reject by the Effective Date.

1.101.

"Priority Tax Claim" means any Claim against the Debtor that, if Allowed, would be entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code.

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1.102.

"Professional" means any Person defined as a professional person in Sections 327, 328, 330, 331, or 1103 of the Bankruptcy Code who have been employed pursuant to an order of the Bankruptcy Court in this Chapter 11 Case.

1.103.

"Professional Fee Claim" means an Allowed Claim by a Professional for compensation or reimbursement of costs and expenses relating to services incurred after the Petition Date and prior to and including the Effective Date, including Claims for reimbursement of expenses incurred by members of the Committee, if any, in performing their duties under the Bankruptcy Code (other than fees, costs and expenses of third-party professionals employed by members of the Committee) in the actual amounts as approved by the Bankruptcy Court.

1.104.

"Pro Rata Share" means the proportion that the Face Amount of a Claim in a particular Class bears to the aggregate Face Amount of all Claims in such Class, and includes Disputed Claims and Interests in such Class, unless the Plan provides otherwise.

1.105.

"Purchaser" means Design Graphics, Inc. or such other buyer under the 39th Street Sale Contract as the Debtor may designate at the Confirmation Hearing.

1.106.

"Rejection Damage Claim" means a Claim by a party to a Prepetition executory contract or an unexpired lease of non-residential real property with the Debtor that has not been assumed by the Debtor pursuant to the Plan or a prior Final Order of the Bankruptcy Court entered in the Chapter 11 Case.

1.107.

"Released Party" means each of: (a) Laurus in its capacity as the Debtor's Prepetition lender, the lender under the DIP Facility and the entity funding the Debtor's Plan; (b) Laurus' successors, assigns and designees; and (c) Laurus' affiliates, subsidiaries, officers, directors, principals, employees, agents, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, in each case in their capacity as such, and only if serving in such capacity; (d) the Committee; and (e) the Debtor's and Reorganized Debtor's Current Officers, Current Directors, principals, employees, agents, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, and other professionals, in each case in their capacity as such, and only if serving in such capacity.  "Released Party" specifically excludes any and all current or former officers, directors or principals of Heartland Cup, Inc. and all officers and directors of the Debtor who resigned or were terminated prior to the Petition Date.

1.108.

"Reorganized Debtor" means the Debtor as reorganized pursuant to the Plan from and after the Effective Date.

1.109.

"Restructured Farmers Obligation" means the obligation of Newco to pay Laurus the amount of $690,650.45 less any proceeds received by Farmers from sales of Personalty (as such term is defined in the Settlement Agreement

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executed by the Debtor, Farmers and Laurus) or other collateral on or after March 11, 2008 (the "Purchase Price Amount") to be a secured,  unavoidable, valid, and perfected first lien on Newco's non-residential real properties generally located at 711 N.E. 39th Street, and 4000 N. Lindsey, Oklahoma City, Oklahoma 73105 together with all improvements, fixtures and personal property used on or in the same and all rents and income derived therefrom to secure the Purchase Price Amount.

1.110.

"Restructuring Transaction" shall mean that certain transaction between the Debtor, Investor or Contributor whereby: (i) the Investor shall pay the designated amount in accordance with the terms of the Plan; (ii)  the Contributor shall pay the Contribution; (iii) the Reorganized Debtor shall issue the Plan Trustee's Stock, and Unsecured Creditors' Stock to the creditors; and (iv) the Reorganized Debtor shall issue 25,000,000 restricted common shares to the Contributor and promise to enter into an exchange agreement with a Business Combination partner designated by the New Directors.

1.111.

"Schedules" means the schedules of assets and liabilities and the statement of financial affairs filed by the Debtor as required by Section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, as such schedules and statements have been or may be supplemented or amended.

1.112.

"SEC" means the Securities and Exchange Commission.

1.113.

"Secured Claim" means a Claim that is secured by a Lien on property of the Estate to the extent of the value, as of the Effective Date or such other date established by the Bankruptcy Court, of such Claim Holder's interest in the Estate's interest in such property as determined by a Final Order of the Bankruptcy Court pursuant to Section 506 of the Bankruptcy Code or as otherwise agreed upon in writing by the Debtor and the Claim Holder.  Secured Claims shall include Claims secured by Liens junior in priority to existing security interests or Liens, whether by operation of law, contract, or otherwise, but solely to the extent of the value, as of the Effective Date or such other date established by the Bankruptcy Court, of such Claim Holder's interest in the Estate's interest in such property after giving effect to all security interests or Liens senior in priority.

1.114.

"Secured Tax Claim" means any Claim that is based on or assessed against any real or personal property of the Debtor and is secured as of the Petition Date by a Lien against such property, which Lien is valid, perfected and enforceable under applicable law and is not subject to avoidance under the Bankruptcy Code or applicable non-bankruptcy law, but only to the extent of the value of the assets or property securing such Claim.

1.115.

"Setoff Claim" means a Claim against the Debtor by a Creditor that has a valid right of setoff with respect to such Claim, which right is enforceable under Section 553 of the Bankruptcy Code as determined by a Final Order or as

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otherwise agreed to in writing by the Debtor to the extent of the amount subject to such right of setoff.

1.116.

"Tax Lien" means any statutory Lien securing an Allowed Secured Claim of any taxing authority.

1.117.

"Title Litigation" means any and all claims or causes of action asserted by Laurus against any title insurance company or legal counsel relating to the failure of Laurus' liens to have been perfected against all of the Debtor's real property.

1.118.

"Title Recovery" means fifty percent (50%) (or such other percentage as Laurus and the Official Committee of Unsecured Creditors may agree) of the net proceeds recovered by Laurus (after reimbursement of all fees, costs and expenses) of the Title Litigation.

1.119.

"Trust Assets" means:  (i) all of the Debtor's rights and claims arising under Chapter 5 of the Bankruptcy Code or similar state law save and except any such right or claim released pursuant to the Plan or order of the Court entered prior to the Effective date; (ii) all claims and causes of action against Former Officers and Directors; (iii) the Cash Distribution Amount; (iv) the Creditor Reorganized Stock; (v) the Creditor Cash; (vi) the Investor Cash; and (vii) the Title Recovery.

1.120.

"Unimpaired Claim" means a Claim that is not an Impaired Claim.

1.121.

"Unsecured Deficiency Claim" means any portion of an Other Secured Claim to the extent that the value of the Collateral securing the Other Secured Claim is less than the amount of such Other Secured Claim, or to the extent that the amount of any such Other Secured Claim subject to a setoff is less than the amount of such Other Secured Claim, as determined pursuant to Section 506(a) of the Bankruptcy Code.

1.03.

Rules of Interpretation

For purposes of the Plan (i) any reference in the Plan to a contract, instrument, release, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions, (ii) any reference in the Plan to an existing document or exhibit filed or to be filed means such document or exhibit as it may have been or may be amended, modified or supplemented, (iii) unless otherwise specified, all references in the Plan to Sections, Articles, Schedules and Exhibits are references to Sections, Articles, Schedules and Exhibits of or to the Plan, (iv) the words "herein" and "hereto" refer to the Plan in its entirety rather than to a particular portion of the Plan, (v) the term "including" means including, but without limitation (vi) captions and headings to Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan, and (vii) the rules of construction set forth in Section 102 of the Bankruptcy Code and in the Bankruptcy Rules shall apply.

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1.04.

Computation of Time

In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

ARTICLE II
SUMMARY OF THE PLAN

2.01.

Introduction

 All Claims and Interests, except Administrative Claims, Professional Fee Claims and Priority Tax Claims, are placed in the Classes set forth below.  In accordance with Section 1123(a)(1) of the Bankruptcy Code, Administrative Claims, Professional Fee Claims and Priority Tax Claims, as described below, have not been classified.

A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class, and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes.  A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released or otherwise settled prior to the Effective Date.

2.02.

Unclassified Claims (not entitled to vote on the Plan)

a.

Administrative Claims

b.

Professional Fee Claims

c.

Priority Tax Claims

2.03.

Classified Claims and Equity Interests

Claims and Interests, other than Administrative Claims, Professional Fee Claims and Priority Tax Claims, are classified for all purposes, including, where applicable, voting, confirmation and distribution pursuant to the Plan as follows:

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Class	Class Description	Status	Voting Rights
Class 1	Laurus Secured Claim	Impaired	Entitled to Vote
Class 2	Farmers Secured Claim	Impaired	Entitled to Vote
Class 3	Secured Tax Claims	Unimpaired	Not Entitled to Vote
Class 4	Other Secured Claims	Unimpaired	Not Entitled to Vote
Class 5	Other Priority Claims	Unimpaired	Not Entitled to Vote
Class 6	General Unsecured Claims	Impaired	Entitled to Vote
Class 7	Subordinated Claims	Impaired	Entitled to Vote
Class 8	Interests	Impaired	Not Entitled to Vote

The treatment afforded to the Creditors or Interest Holders as set forth herein shall be in full satisfaction, settlement, release, and discharge for and in exchange for such Claims and Interests, respectively.

ARTICLE III
UNCLASSIFIED CLAIMS

3.01.

Administrative Claims

Except as otherwise provided for herein or as previously ordered by the Court, each Person who asserts an Administrative Claim, other than (a) a Professional Fee Claim, (b) an Allowed Administrative Claim, or (c) a liability incurred and paid in the ordinary course of business by the Debtor, must file with the Bankruptcy Court, and serve on all parties required to receive notice thereof, an application for the allowance of such Administrative Claim no later than the Administrative Claims Bar Date (i.e., thirty (30) days after the Confirmation Date except in the case of 11 U.S.C. § 503(b)(9) Administrative Claims).  Such application must include at a minimum (a) the name of the Holder of the alleged Administrative Claim, (b) the amount of the alleged Administrative Claim, and (c) the basis of the alleged Administrative Claim.  Failure to timely file and serve the application required under this section shall result in the asserted Administrative Claim being forever barred and discharged.

Section 3.01 of the Plan shall not apply to state and local tax authorities holding secured claims for 2008 ad valorem taxes ("2008 Ad Valorem Taxes") pursuant to Oklahoma law.  The 2008 Ad Valorem Taxes will be paid by Newco in the ordinary course of business without the filing of an Administrative Claim by the relevant tax authority.  In the event Newco does not pay the 2008 Ad Valorem Taxes prior to delinquency, the relevant tax authority may pursue its state law remedies without recourse to the Bankruptcy Court.

3.02.

Professional Fee Claims

Each Professional who asserts an Administrative Claim that is a Professional Fee Claim shall be required to file with the Bankruptcy Court, and shall serve on all parties required to

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receive notice, a final fee application within forty-five (45) days after the Effective Date.  Objections to fee applications must be filed within thirty (30) days after the filing and service of the fee application.  Failure to timely file a Professional fee application as required under this section of the Plan shall result in the asserted Professional Fee Claim being forever barred and discharged.

Pursuant to the terms of the DIP Order, Laurus agreed that a maximum of $120,000 of the DIP Facility and cash collateral may be used to pay retainers for Professional Fee Claims of the Debtor's professionals (consisting of a maximum of $100,000 for Kane Russell Coleman & Logan, PC, and a maximum of $20,000 for Resides & Resides, PLLC), and $12,500 of the DIP Facility may be used to pay Professional Fee Claims of any professionals employed by Order of the Court on behalf of any official Committee appointed in the Chapter 11 Case.  Professional Fee Claims in excess of funded retainers will be paid by Newco from cash on hand and from borrowings under the Exit Facility ten (10) days after the entry of a Final Order allowing such Professional Fee Claim, subject to any limitations as Holders of Professional Fee Claims have agreed to in writing.

3.03.

Allowance of Administrative Claims and Professional Fee Claims

An Administrative Claim, other than a Professional Fee Claim and the DIP Facility Claim, with respect to which notice has been timely and properly filed pursuant to Section 3.01 of the Plan shall become an Allowed Administrative Claim if no objection is filed within twenty (20) days after its filing and service.  If an objection is filed within such twenty (20) day period, the Administrative Claim shall become an Allowed Administrative Claim only to the extent Allowed by a Final Order.

An Administrative Claim that is a Professional Fee Claim, and with respect to which a Fee Application has been timely and properly filed pursuant to the Plan, shall become an Allowed Administrative Claim only to the extent allowed by a Final Order.

An Administrative Claim that has been incurred in the ordinary course of business shall be paid in the ordinary course of business in accordance with the terms agreed upon by Newco and the Holders of such Administrative Claims.

3.04.

Payment of Allowed Administrative Claims and Professional Fee Claims

If an Administrative Claim, other than the DIP Facility Claim, becomes an Allowed Administrative Claim prior to the Effective Date, each Holder of an Allowed Administrative Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Administrative Claim on or before the Effective Date: (i) Cash equal to the unpaid portion of such Allowed Administrative Claim, or (ii) such other treatment as to which Newco or the Debtor and such Holder shall have agreed upon in writing, subject to the written consent of Laurus, which consent shall not be unreasonably withheld; provided, however, that Allowed Administrative Claims with respect to liabilities incurred by the Debtor in the ordinary course of business during the Chapter 11 Case shall be paid by Newco in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.  If an Administrative Claim becomes an Allowed Administrative Claim on or after the Effective Date, each Holder of an Allowed Administrative Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Administrative Claim on, or as soon as reasonably practicable after, the date on which an Administrative Claim becomes an Allowed Administrative Claim: (i) Cash equal to the unpaid portion of such Allowed Administrative Claim, or (ii) such other treatment as to which Newco and such Holder shall have agreed upon in writing.

All Allowed Professional Fee Claims shall be paid in full, in Cash, such amounts (a) on or as soon as reasonably practicable following the later to occur of (i) the Effective Date and (ii) the date on which the Bankruptcy Court order allowing such Claim becomes a Final Order, or (b) upon such other terms as may be mutually agreed upon between such Holder of an Allowed Professional Fee Claim and Newco.

The DIP Facility Claim will be satisfied as set forth in Section 6.01 of the Plan.

3.05.

Allowed Priority Tax Claims

If a Priority Tax Claim becomes an Allowed Priority Tax Claim prior to the Effective Date, each Holder of an Allowed Priority Tax Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Priority Tax Claim, one of the following (a) pursuant to the provisions of Section 1129(a)(9)(C) of the Bankruptcy Code regular installment payments in cash (i) of a total value, as of the Effective Date, equal to the Allowed amount of such claim; (ii) over a period ending not later than 5 years after the Petition Date; and (iii) in a manner not less favorable than the most favored non-priority unsecured claim provided for by the Plan (other than cash payments made to a class of creditors under section 1122(b)), or (b) such other terms as the Holder of such Claim and the Debtor or Newco may agree, subject to the written consent of Laurus, which consent shall not be unreasonably withheld; provided, however, that Newco shall have the right to pay any Allowed Priority Tax Claim, or any unpaid balance of such Claim, in full, at any time after the Effective Date, without premium or penalty.

If a Priority Tax Claim becomes an Allowed Priority Tax Claim on or after the Effective Date, each Holder of an Allowed Priority Tax Claim shall receive, in full satisfaction, settlement, release and discharge of, and in exchange for, such Allowed Priority Tax Claim, one of the following (a) pursuant to the provisions of Section 1129(a)(9)(C) of the Bankruptcy Code regular installment payments in cash (i) of a total value, as of the Effective Date, equal to the allowed amount of such claim; (ii) over a period ending not later than 5 years after the Petition Date; and (iii) in a manner not less favorable than the most favored non-priority unsecured claim provided for by the Plan (other than cash payments made to a class of creditors under section 1122(b)), or (b) such other terms as the Holder of such Claim may agree.  At any time on or after the Effective Date, the Reorganized Debtor, Newco, or the Plan Trustee may negotiate and enter into agreements with the Holders of Allowed Priority Tax Claims regarding those Claims, without the consent of Creditors or any further need for approval from the Bankruptcy Court.

3.06.

United States Trustee Fees

On or before the Effective Date, the Debtor shall pay or have paid in Cash in full all Allowed Administrative Claims for fees payable pursuant to 28 U.S.C. § 1930 and fees payable to the Bankruptcy Court, which are due and payable on or before the Effective Date.  After the Effective Date, the Plan Trustee shall pay United States Trustee quarterly fees shall be paid as provided for in Article 12.04 of the Plan as they accrue until the Chapter 11 Case is closed by the Bankruptcy Court.  The Plan Trustee shall file with the Bankruptcy Court and serve on the United States Trustee a quarterly financial report for each quarter (or portion thereof) that the Chapter 11 Case remains open in a format prescribed by the United States Trustee.

ARTICLE IV
CLASSIFICATION OF CLAIMS AND INTERESTS

4.01.

Classification

Section 4.02 sets forth the designation of classes of Claims against and Interests in the Debtor in accordance with Section 1122(a) of the Bankruptcy Code.  A Claim or Interest is classified in a particular class only to the extent that the Claim or Interest qualifies within the description of the class and is classified in a different class to the extent the Claim or Interest qualifies within the description of that different class.  If a Claim is acquired or transferred, the Claim shall be placed in the class in which it would have been placed if it were owned by the original Holder of such Claim.

4.02.

Claims or Interests

Class 1:

Laurus Secured Claim

Class 2:

Farmers Secured Claim

Class 3:

Secured Tax Claims, each of which shall be a sub-Class of Class 3

Class 4:

Other Secured Claims

Class 5:

Other Priority Claims

Class 6:

General Unsecured Claims

Class 7:

Subordinated Claims

Class 8:

Interests

ARTICLE V
IDENTIFICATION OF UNIMPAIRED AND IMPAIRED
CLAIMS AND INTERESTS; CRAMDOWN

5.01.

Unimpaired Claims

The Debtor is not soliciting acceptances of the Plan from Holders of Claims in Classes 3, 4, and 5.  These Classes are not Impaired under the Plan and the Holders of these Claims are conclusively presumed to have accepted the Plan under Section 1126(f) of the Bankruptcy Code.

5.02.

Impaired Claims

The Debtor is soliciting acceptances of the Plan from Holders of Claims in Classes 1, 2, 6, and 7.  These Classes are Impaired under the Plan and the Holders of these Claims are entitled to vote to accept or reject the Plan.

Holders of Claims in Class 8 will receive nothing under the Plan, are presumed to have rejected the Plan, and are not entitled to vote to accept or reject the Plan.

5.03.

Interests

If, on the Effective Date, the Investor funds and the Contributor pays the Creditor Cash respectively to the Plan Trustee, the New AMS Equity Interests will be issued as follows:

a.

6,000,000 common shares of New AMS Equity Interest to Investor in exchange for the Creditor Cash.  The issuance of these shares shall be prior to Newco acquiring the operating assets.  These shares shall be exempt from state and federal registration pursuant to section 4(2) of the Securities Act of 1933.  These shares shall have a restrictive legend that provides as follows, to-wit:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

b.

25,000,000 common shares of New AMS Equity Interest to Contributor in exchange for the Creditor Cash.  These shares shall be exempt from state and federal registration pursuant to Section 4(2) of the Securities Act of 1933.  These shares shall have a restrictive legend that provides as follows, to-wit:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.

c.

50,000 shares of Plan Trustee’s Stock to the Plan Trust for the benefit of Allowed Class 6 Claims.  These shares shall be held in trust by the Plan Trustee until the conclusion of the Lockup Period, with no option for a sale in advance of the six (6) month anniversary of the Business Combination.  These shares are exempt from registration pursuant to 11 U.S.C. § 1145.

d.

100 shares of Creditor Reorganized Stock to each Holder of an Allowed Class 6 and 7 Claim.  These shares shall be held in trust by the Plan Trustee until the conclusion of the Lockup Period, with no option for a sale in advance of the six (6) month anniversary of the Business Combination.  These shares are exempt from registration pursuant to 11 U.S.C. § 1145.

The Reorganized Debtor will pay all cost to distribute the share certificates or notices of ownership of uncertificated ownership of New AMS Equity Interest to all Allowed Class 6 and Class 7 Claim Holders receiving shares under this provision of the Plan.

e.

On the Effective Date of the Plan, the following will occur, to-wit:

In the event that all classes of creditors vote to accept the Plan, there shall be a reverse stock split, or such other reclassification as may be agreed with the Investor, such that the total number of issued and outstanding common shares of the Reorganized Debtor as of the Effective Date of the Plan shall equal no more than 15,000 shares, excluding shares held by or issuable to the Investor, Contributor, or Plan Trust on allowed class 6 and 7 claims pursuant to the Plan.  No shareholder notice or approval will be required.  All fractional shares shall be rounded down and cancelled if less than one share.  All other equities, stock, warrants, options, demands and rights shall be extinguished and all other demands representing such Interest will be cancelled under the Plan.

5.04.

Controversy Concerning Impairment

In the event of a controversy as to whether any Claim or Interest or Class of Claims or Interests is impaired under the Plan, the Bankruptcy Court will, after notice and a hearing, determine the controversy.

5.05.

Cramdown

This section shall constitute the Debtor's request, pursuant to Section 1129(b)(1) of the Bankruptcy Code, that the Bankruptcy Court confirms the Plan if all of the requirements of Section 1129(a) of the Bankruptcy Code, other than subsection (8) thereof, are met with respect to the Plan.

ARTICLE VI
TREATMENT OF CLAIMS AND INTERESTS

The treatment of and consideration to be received by Holders of Allowed Claims and Interests under this Article VI of the Plan shall be in full and complete satisfaction, settlement, release and discharge of such Claims and Interests.  The obligations of the Debtor in respect of such Claims and Interests shall be satisfied by and in accordance with the terms of the Plan.

6.01.

Class 1 – Laurus Secured Claim

Impairment and Voting. Class 1 is Impaired by the Plan.  The Holders of Claims in Class 1 are entitled to vote to accept or reject the Plan.

Treatment. Laurus will waive and be deemed to have been paid the Laurus Pre-Petition Indebtedness in exchange for the vesting of the Operating Assets in Newco.  The Laurus Post-Petition Indebtedness will survive and be re-financed through the Exit Facility on the Effective Date and the Exit Facility will be secured by a first lien on the Operating Assets after the Effective Date, junior only to the Restructured Farmers Obligation with respect to real property.

6.02.

Class 2 – Farmers Secured Claim

Impairment and Voting.  Class 2 is Impaired by the Plan.  The Holder of the Farmers Secured Claim in Class 2 is impaired and the Holder of the Class 2 Claim is entitled to vote to accept or reject the Plan.

Settlement Treatment.  Pursuant to the Farmers Settlement Agreement by and between the Debtor, Laurus and Farmers, attached as Exhibit 5 to the Disclosure Statement, on the Effective Date, Laurus shall pay to Farmers the sum of $690,650.45 less any proceeds received by Farmers from the sale of Personalty or other collections on or after March 11, 2008 and Farmers shall transfer all notes, mortgages, liens and security interests evidencing the Farmers Secured Claim to Laurus.  Such obligations shall then be restructured and reinstated on the Effective Date as the Restructured Farmers Obligation and satisfied by the following treatment:

(i)

Commencing on the Effective Date of the Plan, the Restructured Farmers Obligation will accrue interest at the rate of the Wall Street Journal Prime Rate in effect on the date thereof plus 3%; provided, however, that the rate will not be less than 8%;

(ii)

Commencing on the first business day one month after the Effective Date, the Newco will (1) commence monthly payments of $5,000 per month to amortize the Restructured Farmers Obligation and (2) on a quarterly basis beginning the first full fiscal quarter after the Effective Date will pay to Laurus 50% of Excess Cash Flow, with Excess Cash Flow defined to be net income tax plus all non-cash items, less payment on capital leases, capital expenditure and debt service; and

(iii)

Notwithstanding paragraphs (i) and (ii) hereinabove, Laurus may after the satisfaction of the Conditions and the acquisition of the Property modify the treatment of the Restructured Farmers Obligation as provided in the Settlement Agreement in its discretion.

6.03.

Class 3 – Secured Tax Claims

Impairment and Voting.  Class 3 is Unimpaired by the Plan.  The Holders of Claims in Class 3 are conclusively presumed to have accepted the Plan and Holders of Class 3 Claims are not entitled to vote to accept or reject the Plan.

Treatment.  If a Secured Tax Claim becomes an Allowed Secured Tax Claim prior to the Effective Date, then on or as soon as practicable after the Initial Distribution Date, each Holder of an Allowed Secured Tax Claim shall receive, at Newco's option, either (i) payment in Cash in an amount equivalent to the full amount of such Holder's Allowed Secured Tax Claim; (ii) deferred Cash payments over a period of five (5) years after the Initial Distribution Date totaling the amount of such Holder's Allowed Secured Tax Claim, with interest payable at the prevailing interest rate for United States Treasury Bills maturing on January 31, 2012 as published in the Wall Street Journal on the Effective Date; or (iii) such other treatment as may be agreed to in writing by such Holder, the Debtor (with the written consent of Laurus, which consent shall not be unreasonably withheld) or Newco.  If a Secured Tax Claim becomes an Allowed Secured Tax Claim on or after the Effective Date, then on or as soon as practicable after the Initial Distribution Date, each Holder of an Allowed Secured Tax Claim shall receive, at Newco's option, either (i) payment in Cash in an amount equivalent to the full amount of such Holder's Allowed Secured Tax Claim; (ii) deferred Cash payments over a period of five (5) years after the Initial Distribution Date totaling the amount of such Holder's Allowed Secured Tax Claim, with interest payable at the prevailing interest rate for United States Treasury Bills maturing on January 31, 2012 as published in the Wall Street Journal on the Effective Date; or (iii) such other treatment as may be agreed to in writing by such Holder and Newco.  After the Effective Date, Newco may negotiate and enter into agreements with the Holders of Allowed Secured Tax Claims regarding those Claims without the consent of the Debtor or further need for approval from the Bankruptcy Court.

6.04.

Class 4 – Other Secured Claims

Impairment and Voting.  Class 4 is Unimpaired by the Plan.  The Holders of Claims in Class 4 are conclusively presumed to have accepted the Plan and Holders of Class 4 Claims are not entitled to vote to accept or reject the Plan.

Treatment.  In full satisfaction, settlement, release, and discharge of and in exchange for each and every Allowed Claim in Class 4, each such Allowed Claim shall be: (i) reinstated and paid by Newco; (ii) paid by Newco in full in Cash; or (iii) satisfied in full by a return to such Holder by Newco of the collateral securing such Allowed Claim.  Any deficiency claim will be treated as a Class 6 Claim.

6.05.

Class 5 - Other Priority Claims

Class 5 includes, inter alia, unsecured claims entitled to priority under 11 U.S.C. Section 507(a)(4) for earned but unpaid wages, salaries, or commissions earned within 180 days before the Petition Date.

Impairment and Voting.  Class 5 is Unimpaired by the Plan.  The Holders of Claims in Class 5 are conclusively presumed to have accepted the Plan and Holders of Class 5 Claims are not entitled to vote to accept or reject the Plan.

Treatment.  If an Other Priority Claim becomes an Allowed Other Priority Claim prior to the Effective Date, Newco shall pay to each Holder of an Allowed Other Priority Claim in Class 5 Cash in an amount equal to its Allowed Other Priority Claim without interest on the Effective Date.  If an Other Priority Claim becomes an Allowed Other Priority Claim on or after the Effective Date, Newco shall pay to each Holder of an Allowed Other Priority Claim Cash in amount equal to its Allowed Other Priority Claim without interest on the date on which such Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is practicable.

6.06.

Class 6 – General Unsecured Claims

Impairment and Voting.  Class 6 is Impaired by the Plan.  Each Holder of an Allowed General Unsecured Claim in Class 6 is entitled to vote to accept or reject the Plan.

Treatment.  On the Effective Date: (i) Laurus shall pay the Cash Distribution Amount to the Plan Trustee for the benefit of Allowed Class 6 Claims and to fund the McCarty Cash Payment pursuant to the McCarty Settlement; (ii) the Reorganized Debtor shall issue the New AMS Equity Interest for the benefit of Allowed Class 6 Claims pursuant to Article 5.03 of the Plan; (iii) the Debtor and the Reorganized Debtor shall transfer the Creditor Cash to the Plan Trustee for the benefit of Allowed Class 6 Claims; and (iv) all Causes of Action shall vest in the Trust.

On the Effective Date, the Plan Trustee shall be substituted for the Debtor as the real party-in-interest in any pending claim objection to Class 6 Claims.

In addition, as and when collected, Laurus shall pay the Title Recovery to the Plan Trustee.

The Plan Trustee shall distribute to each Holder of an Allowed General Unsecured Claim in Class 6 its Pro Rata Share of Cash and any recovery from any Cause of Action or Title Recovery after payment of all cost of administration of the Plan Trust, including but not limited to trustee fees, legal fees and costs, pursuant to the Plan Trust and Article XIII of the Plan.

The Plan Trustee shall distribute the Creditor Reorganized Stock to each Allowed Class 6 Claim Holder pursuant to the terms of Article 5.03 of the Plan.

The Plan Trustee shall distribute the Plan Trustee’s Stock to each Allowed Class 6 Claim Holder pursuant to the terms of Article 5.03 of the Plan.

6.07.

Class 7 – Subordinated Claims

Impairment and Voting.  Class 7 is Impaired by the Plan.  Holders of Claims in Class 7 are entitled to vote to accept or reject the Plan.

Treatment.  Holders of Allowed Claims in Class 7 will each receive 100 shares of the Creditor Reorganized Stock to each Allowed Class 7 Claim Holder pursuant to the terms of Article 5.03 of the Plan.

6.08.

Class 8 – Interests

Impairment and Voting.  Class 8 is Impaired by the Plan.  Holders of Interests and/or Claims in Class 8 are deemed to reject the Plan, and accordingly, are not entitled to vote to accept or reject the Plan.

ARTICLE VII
MISCELLANEOUS PROVISIONS RELATED TO TREATMENT OF CLAIMS

7.01.

Bar Date

The Bar Date is the date designated by Order of the Court as the last date for filing proofs of Claim against the Debtor.  The Bar Date was March 31, 2008.  Based on the Final DIP Order, Laurus need not file a proof of claim.

Except as otherwise agreed or provided for in the Plan, any and all proofs of Claim (including subordinated debt) filed after the Bar Date shall be deemed disallowed and expunged as of the Effective Date without any further notice to or action, order or approval of the Bankruptcy Court, and Holders of such Claims shall not receive any distributions on account of such Claims, unless on or before the date of the Confirmation Hearing, such late Claim has been deemed timely filed by a Bankruptcy Court Order.

On or after the Effective Date, a Claim may not be filed or amended without the prior Order of the Bankruptcy Court or the written agreement of the Reorganized Debtor, and any such new or amended Claim filed shall be deemed disallowed and expunged without any further action.

7.02.

Allowed Claims

Notwithstanding any other provisions of the Plan, no payments or distributions will be made on account of a Disputed Claim, but only as to the disputed portion, unless and until such Claim becomes an Allowed Claim.  Payments or distributions will be made on the respective Initial Distribution Date or subsequent Distribution Dates with respect to any undisputed portion of such Claim.

If, on or after the Initial Distribution Date, any Disputed General Unsecured Claim becomes an Allowed Claim, Newco or Plan Trustee, as the case may be, shall on the next Distribution Date distribute from the Disputed Claims Reserve to the Holder of such Allowed General Unsecured Claim the amount of Cash from the Cash Distribution Amount that such Holder would have been entitled to receive under the Plan if such Claim had been an Allowed Claim on the Initial Distribution Date.

 If, on or after the Initial Distribution Date, any Disputed Claim which is not a General Unsecured Claim becomes an Allowed Claim, the Reorganized Debtor shall pay any outstanding Allowed amount of the Allowed Claim on the date such Claim becomes an Allowed Claim or as soon as reasonably practicable thereafter.

7.03.

Postpetition Interest

In accordance with Section 502(b)(2) of the Bankruptcy Code, the amount of all Allowed Claims against the Debtor shall be calculated as of the Petition Date.  Except as otherwise explicitly provided herein or in a final Order of the Bankruptcy Court, no Holder of an Allowed Claim shall be entitled to or receive postpetition interest with respect to any portion of an Allowed Claim.

7.04.

Alternative Treatment

Notwithstanding any provision herein to the contrary, any Holder of an Allowed Claim may receive, instead of the Distribution or treatment to which it is entitled hereunder, any other Distribution or treatment to which it and, prior to the Effective Date, the Debtor (with the written consent of Laurus and such consent shall not be unreasonably withheld) or, on or after the Effective Date, the Reorganized Debtor may agree in writing, so long as such alternative treatment is substantially the same as or less favorable than the treatment otherwise prescribed for such Holder by the Plan.

7.05.

Settlement with Laurus

In settlement and compromise of all issues and controversies regarding Laurus' Claims in this Chapter 11 Case, including but not limited to the extent, validity and priority of its liens, the valuation of the Collateral securing the Laurus Secured Claims, all Claims and Causes of Action against Laurus are released by the Debtor and the Committee in exchange for Laurus' agreement to fund the Exit Facility and the Cash Distribution Amount and waive any deficiency claim as to the Laurus Pre-Petition Indebtedness pursuant to sections 1123(b)(3) and (6) of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 9019.  The Debtor, the Committee and Laurus have also agreed that the Claims of Laurus as to the Laurus Pre-Petition Indebtedness shall be treated as set forth in Class 1.  Further releases and injunctive rights are granted to Laurus pursuant to the terms of the Plan.

7.06.

Settlement with Farmers

In settlement and compromise of all issues and controversies regarding the Farmers Secured Claim, the Farmers Secured Claim shall be treated as provided for in Article 6.02 of the Plan pursuant to sections 1123(b)(3) and (6) of the Bankruptcy Code and Federal Rule of Bankruptcy Procedure 9019.  A copy of the Farmers Settlement is attached to the First Amended Disclosure Statement as Exhibit 5.

7.07.

Settlement with McCarty

In settlement and compromise of all issues and controversies regarding the McCarty Adversary, the McCarty Appeal, the McCarty Judgment, the McCarty Claim and any and all other disputes and controversies by and between the Debtor, Laurus, and the Committee, on one hand, and McCarty on the other hand, the McCarty Claim will be treated pursuant to the McCarty Settlement attached as Exhibit 6 to the First Amended Disclosure Statement pursuant to 11 U.S.C. § 1123(b)(3) and Federal Rule of Bankruptcy Procedure 9019.

ARTICLE VIII
TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

8.01.

Assumption and Rejection of Executory Contracts and Unexpired Leases

Agreements and Leases.  Except as otherwise provided in the Plan, as of the Effective Date, the Debtor shall be deemed to have assumed and assigned to Newco each prepetition executory contract and unexpired lease to which it is a party, unless such executory contract or unexpired lease (i) was assumed or rejected by the Debtor pursuant to a Final Order of the Bankruptcy Court prior to the Effective Date, (ii) expired or terminated pursuant to its own terms prior to the Effective Date, (iii) was assumed or rejected on or prior to the Effective Date pursuant to the Plan or any motion, (iv) is identified as a rejected executory contract or a rejected unexpired lease, as applicable, in the Plan Supplement, or (v) is a Pass Thru Contract.  Attached as Exhibit 8.01 is the Debtor's statement of cure amount due as to all executory contracts to be assumed pursuant to the Plan.

Indemnification Obligations.  As of the Effective Date, Newco will assume all Indemnification Obligations to Current Officers and Current Directors.  As of the Effective Date, the Debtor rejects all Indemnification Obligations to Former Officers and Former Directors and Laurus, Newco, the Reorganized Debtor, and the Plan Trustee shall have no obligation to such person other than the Reorganized Debtor's issuance of the New AMS Equity Interest pursuant to Article XI of the Plan.

Rejection Pursuant to the Plan.  Pursuant to the terms of the Plan and the Confirmation Order, the Debtor is not rejecting: (a) any unexpired leases of non-residential real property effective as of the Effective Date; or (b) unless such executory contract is listed in the Plan Supplement (which will be served on any counter-party thereto concurrent with this filing).

Pass Thru Contracts.  All Pass Thru Contracts shall be assigned by the Debtor to Newco and Newco shall be fully obligated to perform all of the Debtor's obligations under the Pass Thru Contracts.  All of the Debtor's claims under 11 U.S.C. § 549 with respect to any pre-petition commissions paid to any party to a Pass Thru Contract after the Petition Date will be deemed waived and released on the Effective Date.

8.02.

Cure Payments and Release of Liability.

To the extent that a party to an assumed executory contract or unexpired lease disputes the amount of any Cure Claim relating to assumption of executory contracts and unexpired leases, the cure of any other defaults, the promptness of the Cure Claim payments, or the provisions of adequate assurance of future performance, such party must file an appropriate pleading with the Bankruptcy Court on or before __________, 2008 regarding such disputes or such party shall be deemed to have waived its right to dispute such matters.

If there is a dispute regarding (i) the nature or amount of any Cure Claim, (ii) the ability of Newco to provide "adequate assurance of future performance" (within the meaning of Section 365 of the Bankruptcy Code) under the contract or lease to be assumed, or (iii) any other matter pertaining to assumption, the Cure Claim shall be paid within thirty (30) days following the entry of a Final Order resolving the dispute and approving the assumption or assumption and assignment, as the case may be.

8.03.

Bar to Rejection Claims

If the rejection of an executory contract or an unexpired lease by the Debtor results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtor, the Reorganized Debtor or its properties or agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon counsel for the Reorganized Debtor by the later of: (i) the Bar Date, or (ii) such later deadline as the Bankruptcy Court may Order for asserting a Claim for such damages, or if no Bankruptcy Court Order establishing a deadline is entered before Confirmation of the Plan, then such date as is set in the Confirmation Order, which shall be not less than thirty (30) days after entry of the Confirmation Order.

8.04.

Rejection Claims

Any Claim arising from the rejection of an unexpired lease or executory contract shall be treated as a Class 6 General Unsecured Claim pursuant to the Plan, except as limited by the provisions of Sections 502(b)(6), 502(b)(7), 502(d) or other provisions of the Bankruptcy Code, state law mitigation requirements, or Section 510 of the Bankruptcy Code.

Any Claim arising from the rejection of Indemnification Obligations shall be treated as a Class 7 Subordinated Claim pursuant to the Plan.  Nothing contained herein shall be deemed an admission by the Debtor that such rejection gives rise to or results in a Claim or shall be deemed a waiver by the Debtor of any objections to such Claim if asserted.

ARTICLE IX
CONTINUATION OF CERTAIN EMPLOYEE BENEFITS

9.01.

Employee Benefits

From and after the Effective Date, Newco will continue (unless subsequently modified or replaced) all existing employee benefit policies, plans and agreements, including: (a) medical, dental, life, travel accident and accidental death and dismemberment insurance; (b) sick pay, short-term disability pay and long-term disability insurance; (c) vacation and holiday pay; (d) bonus and severance programs; (e) qualified deferred compensation plans; and (f) retiree benefits.

ARTICLE X
EFFECT OF CONFIRMING THE PLAN

10.01.

Binding Effect

The Plan shall be binding upon and inure to the benefit of the Debtor, all present and former Holders of Claims and Interests, and their respective successors and assigns, including, but not limited to, Newco, the Reorganized Debtor, the Plan Trustee, and all other parties in interest in this Chapter 11 Case.

10.02.

Discharge of the Reorganized Debtor

 Upon consummation of the Business Combination, provided it occurs within six (6) months of the Effective Date (or within any extension obtained in accordance with the terms outlined in the Disclosure Statement), and without further order of the Court, the rights accorded pursuant to and in accordance with the applicable terms and conditions of the Plan are in full and final satisfaction, settlement, release and discharge as against the Debtor and Reorganized Debtor, their assets and liabilities of all Claims and Equity Interests and any debt that arose before the Effective Date, and any debt of a kind specified in Section 502(g), 502(h) or 502(i) of the Bankruptcy Code, and all Claims and Equity Interests of any nature, including, without limitation, any interest, fees or penalties accrued thereon from and after the Petition Date, whether or not: (i) a proof of claim or proof of interest based on such Claim, debt, obligation or Equity Interest is filed or deemed filed under Section 501 of the Bankruptcy Code; (ii) such Claim or Equity Interest is Allowed under Section 502 of the Bankruptcy Code; or (iii) the Holder of such Claim or Equity Interest has accepted this Plan, provided however, that nothing herein shall prohibit the exercise of police or regulatory powers by a state or federal governmental agency.  Should the Business Combination not occur as set forth in the Plan, this provision and the discharge provided shall be of no force and effect.

10.03.

Releases by the Debtor

Pursuant to section 1123(b) of the Bankruptcy Code, and except as otherwise specifically provided in the Plan or any Plan Supplement, for good and valuable consideration, including the service of the Released Parties to facilitate the expeditious reorganization of the Debtor and the implementation of the restructuring contemplated by the Plan, on and after the Effective Date, the Released Parties are deemed released and discharged by the Debtor, the Reorganized Debtor and the Estate from any and all claims, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise that the Debtor, the Reorganized Debtor, the Estate, or their Affiliates, and any party who has standing to assert claims on behalf of the foregoing parties, would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation or preparation of the Plan and Disclosure Statement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner the Released Party reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-bankruptcy law) where such failure to perform constitutes willful misconduct or gross negligence.

10.04.

Exculpation

Except as otherwise specifically provided in the Plan or any Plan Supplement, no Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from any claim, obligation, cause of action, or liability for any Exculpated Claim except for gross negligence or willful misconduct, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan.  The Debtor and the Reorganized Debtor (and each of their respective affiliates, agents, directors, officers, employees, advisors, ad attorneys) have, and upon Confirmation of the Plan shall be deemed to have, participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code with regard to the distributions of the securities pursuant to the Plan, and therefore are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule or regulation governing the solicitation of acceptances or rejections of the Plan or such distributions made pursuant to the Plan.

10.05.

Releases by Holders of Claims and Interests

Except as otherwise specifically provided in the Plan or any Plan Supplement, on and after the Effective Date, Holders of Claims and Interests (a) voting to accept the Plan or (b) abstaining from voting on the Plan and electing not to opt out of the release contained in this paragraph (which by definition, does not include Holders of Claims and Interests who are not entitled to vote in favor of or against the Plan), shall be deemed to have conclusively, absolutely, unconditionally, irrevocably, and forever, released and discharged the Debtor, the Reorganized Debtor and the Released Parties from any and all Claims, Interests, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that such Entity would have been legally entitled to assert (whether individually or collectively), based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Debtor's restructuring, the Debtor's Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Released Party, the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation, or preparation of the Plan and Disclosure, or related agreements, instruments, or other documents, upon any other act or omission transaction, agreement, event or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of the Debtor, the Reorganized Debtor or a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner the debtor, the Reorganized Debtor, or the Released Party reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-bankruptcy law) where such failure to perform constitutes willful misconduct or gross negligence.

10.06.

Injunction as to Newco and the Plan Trustee

In accordance with Article X of the Plan and Section 524 of the Bankruptcy Code, the discharge provided by Section 1141 of the Bankruptcy Code shall act as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset or recover the Claims or Interests discharged hereby.  Except as otherwise expressly provided in the Plan or the Confirmation Order, all Persons who have held, hold, or may hold Claims against the Debtor or Interests in the Debtor will be permanently enjoined and precluded permanently, on and after the Effective Date, subject to the occurrence of the Initial Distribution Date and subsequent Distribution Dates, from (i) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Interest against the Debtor or any of its respective successors, Newco, or the Plan Trustee (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor or any of its respective successors, Newco, or the Plan Trustee, on account of any such Claim or Interest, (iii) creating, perfecting or enforcing any encumbrance of any kind against any of the Debtor Newco, the Plan Trustee, or against its respective property or interests in property, or the Disbursing Agent, on account of any such Claim or Interest, and (iv) asserting any right of setoff, subrogation or recoupment of any kind against any obligation due to the Debtor or against its property or interests in property, or the Disbursing Agent, on account of any such Claim or Interest.  The foregoing injunction will extend to successors of the Debtor (including, without limitation Newco and the Plan Trustee) and its respective properties and interests in property.

The injunction provided in this section of the Plan shall not release or enjoin any claims against any of the individuals or entities enumerated therein with respect to (a) fiduciary obligations under ERISA or any controlled group liabilities under Title IV of ERISA or (b) police or regulatory activities of governmental regulatory agencies.

10.07.

Injunction as to the Reorganized Debtor Pending the Business Combination

(a)

Injunction Pending Business Combination.

Except as otherwise provided herein, as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debtor liability against the Debtor or an Equity Interest or other right of an equity security Holder in the Debtor are enjoined from taking any of the following actions on account of such Claims, debts, liabilities or Equity Interests: (i) commencing or continuing, in any manner or in any place, any action or other proceeding against the Debtor, the Reorganized Debtor, or their successors or property; (ii) enforcing, attaching, executing, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, or their successors or property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, or their successors or property; (iv) asserting a setoff, or right of subrogation, or right of recoupment of any kind against any Claim, debt, liability or obligation against the Debtor, the Reorganized Debtor, or their successors or property; and (v) from commencing or continuing any action, in any manner or in any place where the foregoing does not comply with or is inconsistent with the provisions of the Plan, and the Confirmation Order shall provide for such injunctions, provided however that nothing herein shall prohibit the exercise of police or regulatory powers by a state or federal governmental agency or the assertion of affirmative defenses or cross claims against non-Debtor parties in any action brought by the Debtor or the Plan Trustee.

(b)

Injunction Related to Discharge.

Upon consummation of the Business Combination and the entitlement to a discharge set forth above and subject to its occurrence, all Persons that have held, currently hold or may have asserted, directly, indirectly, derivatively or otherwise, a Claim, a cause of action or an Equity Interest or other right of a Holder of an Equity Interest that is discharged, released or terminated pursuant to Section 10.02 of the Plan, shall be deemed permanently enjoined from (i) commencing or continuing, in any manner or in any place, any action or other proceeding against the Debtor, the Reorganized Debtor, or their successors or property; (ii) enforcing, attaching, executing, collecting or recovering in any manner any judgment, award, decree or order against the Debtor, the Reorganized Debtor, or their successors or property; (iii) creating, perfecting or enforcing any lien or encumbrance against the Debtor, the Reorganized Debtor, or their successors or property; (iv) asserting a setoff, or right of subrogation, or right of recoupment of any kind against any Claim, debt, liability or obligation against the Debtor, the Reorganized Debtor, or their successors or property; and (v) from commencing or continuing any action, in any manner or in any place where the foregoing does not comply with or is inconsistent with the provisions of the Plan, and the Confirmation Order shall provide for such injunctions, provided however that nothing herein shall prohibit the exercise of police or regulatory powers by a state or federal governmental agency.

(c)

Effect Upon Lack of Business Combination.

If the Business Combination shall not occur within the timeframe set within this Plan, the discharge and injunction related thereto stated in this Article shall be deemed dissolved, null and void without further order of the Bankruptcy Court.  The exculpation, release, and injunction set forth in Sections 10.03, 10.04, 10.05, 10.06, 10.07(c), and 10.08 shall, however, remain in full force and effect.

10.08.

Release by the Committee of Laurus

Except as otherwise specifically provided in the Plan or any Plan Supplement, for good and valuable consideration, including Laurus Funding of the Cash Distribution Amount and the implementation of the restructuring contemplated by the Plan, on and after the Effective Date, the Committee is deemed to have released Laurus from any and all claims, obligations, rights, suits, damages, causes of action, remedies, and liabilities whatsoever, including any derivative Claims asserted on behalf of the Debtor, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise that the Committee has standing to assert on behalf of the Debtor or the Estate, would have been legally entitled to assert in its own right or on behalf of the Holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtor, the Chapter 11 Case, the purchase, sale, or rescission of the purchase or sale of any security of the Debtor, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between the Debtor and any Laurus,  the restructuring of Claims and Interests prior to or in the Chapter 11 Case, the negotiation, formulation or preparation of the Plan and Disclosure Statement, or related agreements, instruments, or other documents, upon any other act or omission, transaction, agreement, event, or other occurrence taking place on or before the Effective Date, other than Claims or liabilities arising out of or relating to any act or omission of a Released Party that constitutes a failure to perform the duty to act in good faith, with the care of an ordinarily prudent person and in a manner Laurus reasonably believed to be in the best interests of the Debtor (to the extent such duty is imposed by applicable non-bankruptcy law) where such failure to perform constitutes willful misconduct or gross negligence.

ARTICLE XI
MEANS FOR EXECUTION OF THE PLAN

11.01.

Restructuring Transaction.

The following shall occur at or before the Effective Date, and shall be effective as of the Effective Date, if the Investor funds and the Contributor pays the Creditor Cash respectively to the Plan Trustee:

11.02.

Issuance of Stock of Debtor.

On the Effective Date, the Debtor shall at the direction of the New Directors: (i) implement a reverse stock split such that the total number of issued and outstanding shares of the Reorganized Debtor shall be no greater than 15,000 excluding shares held by or issuable to the Investor or Contributor or equities issued to any creditors pursuant to this Plan; (ii) issue 6,000,000 restricted shares of the New Common Stock to the Investor which are not subject to the reversal or reclassification of presently issued common shares under the Plan and which shall be issued prior to the acquisition of the Debtor’s assets by Newco; (iii) issue 25,000,000 restricted shares of the New Common Stock, to the Contributor which are not subject to the reversal or reclassification of presently issued common shares under the Plan; (iv) issue the Plan Trustee’s Stock to the Plan Trust to be distributed in accordance with the provisions of this Plan; and (v) issue the Creditor Reorganized Stock to be held as set forth in Article 5.03 of the Plan.  The Plan’s Stock will not and may not be sold during the Lockup Period except, that the Plan Trustee’s Stock may be purchased by the Reorganized Debtor at any time during the Lockup Period in the Plan Trustee’s sole discretion at a price agreed upon by the Plan Trustee and the Reorganized Debtor, but shall in no event be less than $1.00 per share.  The Plan Trustee’s Stock and the Creditor Reorganized Stock shall be exempt from registration and the requirements of federal and state securities laws in accordance with Section 1145 of the Bankruptcy Code.

11.03.

Amendment of Bylaws and Change of Fiscal Year.

The New Directors of Reorganized Debtor may amend the Reorganized Debtor’s Bylaws and amend the Reorganized Debtor’s fiscal years to a date established and set forth in any exchange agreement without the need of shareholder approval or notice.

11.04.

Change of Officers/Directors.

As of the Effective Date, the Current Directors and Current Officers shall be deemed to have been removed and replaced by the New Officer and Director, James A. Ditanna.  The Reorganized Debtor shall not be required to file a Form 14-F with the SEC as a result of this change of officers and directors.

11.05.

Change of Name.

As of the Effective Date, the New Officer and Director of the Reorganized Debtor shall change the name of Debtor to Jacob Acquisition Corp. or one selected by the New Officer and Director without further notice or authorization to or from the shareholders and shall not use the name AMS Health Sciences, Inc., or any similar name, and shall change the name of AMS Manufacturing, Inc. to Jacob Acquisition Corp.

11.06.

Continued Existence of Reorganized Debtor.

Reorganized Debtor’s existence shall continue after the Effective Date.  The Reorganized Debtor will not have any liability for any pre-petition or pre-Effective Date debts or liabilities of either of the Debtor or obligations of the Plan Trust other than obligations set forth in this Plan.  The Plan Trust shall not have liability for any debts or liabilities of Reorganized Debtor which arise post-Effective Date or as a result of or in connection with the Restructuring Transaction.  In the event that any such debts or liabilities of Reorganized Debtor which arise post-Effective Date are asserted against the Plan Trust, Reorganized Debtor shall be liable for the payment of such debts and shall indemnify the Plan Trust for any costs or liabilities incurred by the Plan Trust as a result of the activities of Reorganized Debtor, reimbursement for such costs and liabilities being paid to the Plan Trust as they are incurred.  The entry of the Confirmation Order will be deemed to meet or obviate the need for all necessary shareholder approval or notice requirements under applicable law of the State of Oklahoma necessary to complete the Restructuring Transaction or to amend its corporate charter to meet the requirements of this Plan.  The restrictions set forth in Section 1123(a)(6) of the Bankruptcy Code as to preferred stock and non-voting equity will be incorporated into the Reorganized Debtor’s bylaws.  Each officer of Reorganized Debtor will be authorized to file all necessary documentation to effectuate the transactions contemplated by this Plan.

11.07.

Execution of Exchange Agreement.

Upon the Effective Date, the New Officer and Director is authorized to execute an exchange agreement and other documents necessary to consummate a Business Combination for Debtor with an appropriate candidate, including all required and applicable SEC filings.  The Business Combination candidate shall be no less than a development stage company with positive cash flow which meets at least the following criteria.  For purposes of the Restructuring Transaction, a development stage company is one devoting substantially all of its efforts to establishing a new business, but either principal operations have not commenced or, if commenced, have not generated significant revenue.

(i)

Management must have verifiable experience in operating and growing companies with at least one member of senior management to have experience in operating a public company;

(ii)

Company must have qualified independent directors;

(iii)

Management does not have a history of any criminal or securities fraud;

(iv)

Company must have a well-defined and realistic business plan;

(v)

Technology companies must have patent protection and must have started beta testing of their product, or the company must have adequate financial resources available to complete this phase of their development;

(vi)

Company must have completed a current audit for the prior fiscal year conforming to U.S. generally accepted accounting principles or the company must have engaged a qualified audit firm acceptable to the New Directors and must verify that the audit can be completed satisfactorily in a timely manner; and

(vii)

Company must have qualified security counsel acceptable to the New Directors.

In connection therewith, the Reorganized Debtor and the New Directors shall comply with all SEC requirements, including the filing of an 8-K.  No further shareholder approval shall be required to effect the Business Combination as described herein, and the confirmation of this Plan shall constitute full authority of the Reorganized Debtor and the New Directors to take all actions and execute all documents in furtherance hereof and the transactions contemplated hereby.

11.08.

Restructuring Transaction Expenses.

All actions required by the Reorganized Debtor upon the Effective Date or thereafter shall be taken by and directed by the New Officer and Director and shall be paid for by the Reorganized Debtor, and not by the Estate of the Debtor, Newco, the Plan Trust, or the Plan Trustee, and none of such expenses shall constitute Plan Trust Expenses.  The auditing and accounting work and the issuance and distribution of all equities on and after the Effective Date pursuant to the Plan, the Plan Trustee’s Stock (both to the Plan Trustee and ultimately to the benefit of the allowed class 6 claims and the Unsecured Creditors’ Stock, shall be the responsibility of the Reorganized Debtor and the Contributor shall be responsible for providing the manpower and logistics and payment of the expenses incurred by the Reorganized Debtor in connection with the audits and the issuance and distribution of said equities.  Reorganized Debtor is authorized to change its transfer agent if it chooses.  All of the Debtor’s books, records, financial records, employees and personnel shall be made available to Reorganized Debtor’s auditor by Newco upon reasonable notice and conditions.

11.09.

SEC Filings.

The Contributor will undertake the expense and manpower of obtaining audits and preparing and filing any and all reports required to make Debtor fully SEC-compliant, and the Estate of the Debtor, Newco, the Plan Trustee and the Plan Trust shall bear no cost in connection therewith.  To the extent the Contributor needs the assistance of the Estate of the Debtor, Newco, the Plan Trustee, the Plan Trust or any other person in preparation of the audits and reports required to be filed, the Contributor will pay the reasonable expenses, including attorneys’ fees, of such person in assisting the Contributor to prepare such audits and reports.  The Contributor will furthermore take all necessary precautions to ensure that the disclosures contained in such audits and filings do not contain any misleading information, or omit any information necessary to not make such disclosures misleading.

11.10.

Issuance of Securities.

Any securities issued pursuant to this Plan in exchange for Claims or Interests, other than the New AMS Equity Interests to the Investor and Contribution, shall be exempt from laws requiring registration for the offer or sale of such securities or registration or licensing of an issuer of, underwriter of or broker or dealer in such securities to the fullest extent as provided of Section 1145 of the Bankruptcy Code, including without limitation the Plan Trustee’s Stock and the Unsecured Creditors’ Stock.

11.11.

Corporate Action.

On the Effective Date, the issuance of securities as provided in the Plan, the appointment of the New Officer and Director as specified in the Plan, and all other corporate actions called for by the Plan including changing the transfer agent shall be deemed authorized and approved by virtue of the entry of the Confirmation Order in accordance with the Bankruptcy Code and applicable state law and without any requirement of further action by the shareholders, directors or members of the Debtor or Reorganized Debtor.

11.12.

Sources of Cash

Newco will obtain the funds necessary for the payment of unclassified Claims and Allowed Claims, including Professional Fee Claims of the Debtor's professionals or the Committee's professionals, that are to be paid as provided herein in Cash on or after the Effective Date from a combination of Cash from Laurus through the Exit Facility and Cash on hand from the Reorganized Debtor's operations.

Allowed Class 6 Claims will be paid from the Trust Assets.  The Cash Distribution Amount shall be deposited by Laurus on or before the Effective Date into an interest bearing escrow account for use by the Plan Trustee after the Effective Date in compliance with the terms of the Plan.  The Disputed Claims Reserve Fund, which includes the McCarty Disputed Reserve Amount, will be funded from the Trust Assets.

11.13.

Vesting of Assets

(a)

Operating Assets

On the Effective Date, Newco shall be authorized to do business as AMS Health Sciences, Inc. and the Operating Assets shall vest in Newco free and clear of all claims, interests, and liens except as specified by the Plan and the Confirmation Order.  Except as otherwise stated herein, commencing on the Effective Date, Newco may deal with its assets and property and conduct its business without any supervision by, or permission from, the Bankruptcy Court, the Committee, if any, or the office of the United States Trustee, and free of any restriction imposed on the Debtor by the Bankruptcy Code or by the Bankruptcy Court during the Chapter 11 Case.  Without limiting the generality of the foregoing, Newco may, without application to or approval by the Bankruptcy Court, pay professional fees and expenses that it may incur after the Effective Date.

Except as otherwise provided in the Plan, Newco shall not have, and shall not be construed to have or maintain, any liability, claim, or obligation that is based in whole or in part on any act, omission, transaction, event, other occurrence or thing occurring or in existence on or prior to the Effective Date of the Plan (including, without limitation, any liability or claims arising under applicable non-bankruptcy law as a successor to the Debtor) and no such liabilities, claims, or obligations for any acts shall attach to Newco.

The Debtor and the Reorganized Debtor shall execute any documents reasonably required by Newco and Laurus to evidence the transfer of the Operating Assets to Newco including the name "AMS Health Sciences, Inc."

(b)

Trust Assets

The Trust Assets shall be transferred into the Plan Trust for the benefit of Allowed Class 6 Claims free and clear of liens, interests, and claims.  Except as otherwise stated herein, commencing on the Effective Date, Plan Trustee may deal with its assets and property and conduct its business without any supervision by, or permission from, the Bankruptcy Court, the Committee, if any, or the office of the United States Trustee, and free of any restriction imposed on the Debtor by the Bankruptcy Code or by the Bankruptcy Court during the Chapter 11 Case.  Without limiting the generality of the foregoing, Plan Trustee may, without application to or approval by the Bankruptcy Court, pay professional fees and expenses that it may incur after the Effective Date.

11.14.

Treatment of the Existing Interests

On the Effective Date, except for the already issued common stock of the Debtor as provided for in the Plan, all other existing Interests in the Debtor shall be extinguished in their entirety and the certificates and all other documents representing such Interests will be cancelled and deemed to be of no effect. All of the New AMS Equity Interests will be issued to Investor, the Plan Trust or Allowed Class 6 and 7 Claims and Class 8 Interest Holders as provided for in the Plan as set forth in Article 5.03.

(a)

Transfer of Causes of Action

On the Effective Date, all Causes of Action, including Avoidance Actions (other than those Causes of Action and Avoidance Actions released pursuant to the Plan, if any), shall be transferred to, and be vested in, the Plan Trust for the payment of Allowed Class 6 Claims.

(b)

No waiver

No Person may rely on the absence of a specific reference in the Plan or the Disclosure Statement to any Cause of Action against them as any indication that the Plan Trust and the Plan Trustee will not pursue any and all available Causes of Action against them.  The Plan Trustee and the Plan Trust, as applicable, expressly reserve all rights to prosecute any and all Causes of Action against any Person, except as otherwise provided in the Plan.  Unless any Causes of Action against a Person are expressly waived, relinquished, exculpated, released, compromised or settled in the Plan or a Final Order, the Plan Trustee and the Plan Trust, as applicable, expressly reserve all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including without limitation, the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise) or laches, shall apply to such Causes of Action upon or after the confirmation or consummation of the Plan.

11.15.

Management of Newco

After the Effective Date, the Debtor's Current Directors in such positions on the Effective Date will become the directors of Newco.  After the Effective Date, the Debtor's Current Officers in such positions on the Effective Date will remain in such positions at Newco subject to any changes Newco is authorized to make.

11.16.

Corporate Action

The entry of the Confirmation Order shall constitute authorization for the Debtor, Reorganized Debtor, the Plan Trustee, and Newco to take or cause to be taken all corporate actions necessary or appropriate to implement all provisions of, and to consummate, the Plan and the Plan Documents prior to, on and after the Effective Date and all such actions taken or caused to be taken shall be deemed to have been authorized and approved by the Bankruptcy Court without further approval, act or action under any applicable law, order, rule or regulation, including without limitation, any action required by the Current or New Officers and Directors, (a) the adoption of all amendments to the Reorganized Debtor's certificate of incorporation and bylaws, (b) the termination and cancellation of any outstanding instrument, document or agreement evidencing Interests in the Debtor, (c) the issuance of the New AMS Equity Interest and any other securities to be issued under the Plan, (d) all transfers of Assets that are to occur pursuant to the Plan, including without limitation, the transactions set forth in Article XI of this Plan, (e) the incurrence of all obligations contemplated by the Plan and the making of all Plan Distributions, (f) the formation of the Plan Trust, the qualification of the Plan Trustee and the transfer of Trust Assets to the Plan Trust as contemplated by the Plan, (g) the implementation of all settlements and compromises as set forth in or contemplated by the Plan, (h) taking of all actions to preserve and provide for the prosecution of the Causes of Action, and (i) entering into any and all transactions, contracts, or arrangements permitted by applicable law, order, rule or regulation.  The Current and New Officers and Directors of the Debtor, the Reorganized Debtor and Newco are authorized and directed to do all things and to execute and deliver all agreements, documents, instruments, notices and certificates as are contemplated by the Plan and the Plan Documents and to take all necessary action required in connection therewith, in the name of and on behalf of the Debtor, the Reorganized Debtor and Newco.

11.17.

Sale of 711 N.E. 39th Street Property

The Plan constitutes a request that at confirmation, the Debtor will be authorized to enter into the 39th Street Sale Contract in its discretion and assign the 39th Street Sale Contract to Newco pursuant to 11 U.S.C. §§ 365 and 1123.

11.18.

Implementing Documents

To implement the Plan, the following Plan Documents will be amended and restated, signed and delivered or otherwise made effective on the Effective Date, including the following documents:

Certificate of Incorporation and By-Laws.  Effective as of the Effective Date, the Certificate of Incorporation and By-laws of Reorganized Debtor shall be amended and restated to incorporate the terms of the Plan.  The Certificate of Incorporation and By-Laws of Reorganized Debtor shall satisfy the requirements of the Plan and the Bankruptcy Code and shall include, among other things, pursuant to Section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities.

The Exit Facility Documents.  Newco will execute a note, deed of trust, and security agreement reasonably necessary to document its obligations under (i) the Restructured Farmers Obligation, and (ii) an Exit Facility that Laurus agrees to extend in its sole discretion.

Plan Trust Agreement.  The Debtor and Plan Trustee will execute a trust agreement to transfer the Trustee Asset to the Plan Trust and other document the operation and duration of the Plan Trustee.

Confirmation of the Plan will authorize the Debtor, the Reorganized Debtor, Newco and their respective directors and officers to execute and deliver, file or record these implementing documents and related necessary documents, and to take any actions as may be necessary or appropriate in furtherance of the Plan.

ARTICLE XII

12.01.

Creation of Plan Trust and Appointment of Plan Trustee

On the Effective Date, the Plan Trust will be created pursuant to the Plan Trust Agreement prepared by the Committee, as approved by the Debtor.  The Plan Trust Agreement shall be filed with the Plan Supplement.  The Plan Trust is created solely for the benefit of Holders of Allowed Class 6 Claims, and only Holders of Allowed Class 6 Claims may participate in Plan Trust Distributions.

The Plan Trust shall be administered by the Plan Trustee.  The Committee shall nominate the initial Plan Trustee, who shall be identified in the Plan Supplement prior to the conclusion of the Confirmation Hearing.  The appointment of the initial Plan Trustee and the terms of his/her compensation shall be subject to the approval of the Bankruptcy Court.

The Plan Trustee shall have the right to hire and retain attorneys, professionals and other advisors.  All reasonable fees and expenses incurred by the Plan Trustee (including the reasonable fees and expenses of attorneys and other advisors) shall be paid from the Plan Trust.  The Confirmation Order shall state that without the permission of the Bankruptcy Court, no judicial, administrative, arbitration or other action or proceeding shall be commenced against the Plan Trustee in any forum other than the Bankruptcy Court, in either his official capacity or his personal capacity, with respect to his status, duties, powers, acts or omissions as the Plan Trustee.

The Plan Trustee, pursuant to the terms of the Plan Trust Agreement, is authorized and empowered to investigate, prosecute and, if necessary, litigate, any and all Causes of Action and shall have standing as an Estate representative to pursue such Causes of Action and claims objections and may assert any defenses that may otherwise have been asserted by a “trustee” under the Bankruptcy Code.  The Plan Trustee shall also be vested with all rights, powers and benefits afforded to a “trustee” under sections 704 and 1106 of the Bankruptcy Code.

12.02.

Property of the Plan Trust

As contemplated by Section 11.13(b) of this Plan, the Trust Assets shall be transferred to the Plan Trust.

12.03.

Powers and Duties of the Plan Trustee

Subject to the terms and provisions of the Plan Trust Agreement, the Plan Trustee shall have the duty and authority to take all actions, including, but not limited to, the retention of professionals, deemed by the Plan Trustee to be necessary or appropriate (i) to protect, maintain and maximize the value of the Assets transferred to the Plan Trust, and (ii) to prepare and make available to the Holders of beneficial interests in the Plan Trust periodic reports regarding the results of the Plan Trust's operations.

Except as otherwise provided in this Article XII, the Plan Trustee, together with his/her officers, managers, employees, agents, and representatives, are exculpated pursuant to the Plan by all Persons, Holders of Claims and Equity Interests, and all other parties in interest, from any and all Causes of Action arising out of the discharge of the powers and duties conferred upon the Plan Trustee, by the Plan, any Final Order of the Bankruptcy Court entered pursuant to or in the furtherance of the Plan, the Plan Trust Agreement, or applicable law, except solely for actions or omissions arising out of the Plan Trustee's willful misconduct or gross negligence.  No Holder of a Claim or an Equity Interest, or representative thereof, shall have or pursue any Cause of Action (a) against the Plan Trustee or his/her respective officers, managers, employees, agents, and representatives for making distributions in accordance with the Plan or the Plan Trust Declaration, or (b) against any Holder of a Claim for receiving or retaining distributions as provided for by the Plan or the Plan Trust Declaration.  Nothing contained in this Article XII shall preclude or impair any Holder of an Allowed Class 6 Claim from bringing an action in the Bankruptcy Court against the Plan Trustee to compel the making of distributions contemplated by the Plan or the Plan Trust Agreement on account of an Allowed Class 6 Claim.

12.04.

U.S. Trustee Fees and Reporting After the Effective Date

The Plan Trustee shall be liable for the filing of all reports and payment of all U.S. Trustee fees incurred after the Effective Date.  Newco shall be liable for filing all reports due prior to the Effective Date, all U.S. Trustee fees incurred prior to the Effective Date even if such fees are payable after the Effective Date, including fees payable by Newco on account of disbursements to be made under the Plan on the Effective Date.  In the event the Effective Date occurs in the middle of any U.S. Trustee reporting period, Newco shall cooperate with the Plan Trustee to permit the Plan Trustee to file that quarter's report with the U.S. Trustee.

12.05.

Title Recovery

On the Effective Date, Laurus and the Plan Trustee will enter into an agreement (the "Title Litigation Agreement") as approved by the Committee pursuant to which Laurus will agree to inform and consult with the Plan Trustee as to the progress of the Title Litigation the fundamental terms of which are as follows:

(i) Laurus shall in good faith prosecute the Title Litigation, if Laurus deems it viable in its sole discretion, after reasonably taking into account the cost of the Title Litigation and the likelihood of recovery. Laurus will control the hiring of legal counsel, expert witnesses, and other persons necessary to investigate, prosecute, and negotiate any resolution of the Title Litigation.

(ii)  All fees, costs and expenses of the Title Litigation incurred by Laurus' professionals will be borne by Laurus, subject to reimbursement of Laurus thereof from the first proceeds of the Title Litigation.  The fees, costs and expenses incurred by the Plan Trustee in connection with the Title Litigation, if any, shall be paid out of settlement proceeds after Laurus has been reimbursed from such settlement proceeds for the fees, costs and expenses of its professional.

(iii) all information shared with the Plan Trustee and its counsel, if any, will not constitute a waiver of Laurus' attorney-client privilege and Laurus shall be able to restrict information to the Plan Trustee to avoid any such waiver unless Laurus or the Plan Trustee can obtain reasonable assurances for Laurus from any court as to same;

(iv) Laurus will have the discretion to settle the Title Litigation provided such settlement generates a Title Recovery greater than the Agreed Minimum Recovery.  In the event Laurus decides to settle the Title Litigation for less than the Agreed Minimum Recovery and the Plan Trustee objects, Laurus and the Plan Trustee will arbitrate the issue of whether the settlement meets the standards for settlement under Bankruptcy Rule 9019 (other than the support of creditors test) before a mutually agreed upon former bankruptcy judge who offices in the Western District of Oklahoma or the Southern District of New York.  The Plan Trustee shall be entitled to 50% of the proceeds of settlement remaining after the reimbursement of the fees, costs and expenses as set forth in the Title Litigation Agreement.

ARTICLE XIII
METHOD OF DISTRIBUTION

13.01.

Distributions Under the Plan

Newco shall make all distributions required under the Plan to Administrative Claims, Professional Fee Claims, Priority Claims, Classes 2, 3, 4, and 5, subject to the provisions of the Plan.  The Plan Trustee shall make all distributions to McCarty pursuant to the McCarty Settlement and to all other Allowed Class 6 Claims required under the Plan pursuant to the Plan and the Plan Trust Agreement.  Also, the Plan Trustee shall be authorized to implement such procedures as it deems necessary to distribute Cash to Holders of Allowed Class 6 claims (General Unsecured Claims) so as to efficiently and economically assure prompt and proportionate distribution of such consideration.

13.02.

Means of Cash Payment

Cash payments made pursuant to the Plan or the Plan Trust Agreement will be in the currency of the United States, by the means agreed to by the payor and the payee, including by check or wire transfer, or, in the absence of an agreement, by checks drawn on a domestic bank selected by Newco and/or the Plan Trustee, as applicable or, at the option of the aforementioned parties, by wire transfer from a domestic bank.

13.03.

Fractional Dollars; De Minimis Distributions

Any other provision of the Plan notwithstanding, payments of fractions of dollars will not be made.  Whenever any payment of a fraction of a dollar under the Plan would otherwise be called for, the actual payment made will reflect a rounding of the fraction to the nearest whole dollar (up or down), with half dollars being rounded down.  Newco or the Plan Trustee, as applicable, will not make any payment of less than five dollars ($5.00) with respect to any Claim unless a request is made in writing to the Reorganized Debtor or Disbursing Agent.  In the event of multiple distributions by the Plan Trust, the Plan Trustee will aggregate respective interim distributions that do not exceed $85.00 such that if the aggregate interim distributions meet the $5.00 minimum, the Plan Trustee will make the distribution at that time.  Any Holder of an Allowed Claim on account of which the total amount of cash to be distributed is less than $5.00 will have its Claim for such distribution discharged and will be forever barred from asserting any such Claim against the Reorganized Debtor, or its respective property, Newco, or the Plan Trustee.

13.04.

Undeliverable or Unclaimed Distributions

Holding of Undeliverable Distributions.  If any distribution to a Holder of an Allowed Claim is returned to Newco or the Plan Trustee, as the case may be, as undeliverable, no further distributions will be made to such Holder unless and until Newco or the Plan Trustee, as the case may be, is notified by written certification of such Holder's then-current address.

Failure to Claim Undeliverable Distributions.  Any Holder of an Allowed Claim that does not assert a Claim pursuant to the Plan for an undeliverable distribution to be made by Newco or the Plan Trustee within six (6) months after the later of (i) the Effective Date and (ii) the last date on which a distribution was deliverable to such Holder will have its Claim for such undeliverable distribution discharged and will be forever barred from asserting any such Claim against Newco under the Plan or its respective property or the Plan Trustee.  Any undeliverable distribution to a Holder of an Allowed Class 6 Claim which remains unclaimed will re-vest in the Plan Trust.  Any undeliverable distribution to Allowed Class 2, 3, 4, or 5 that remains unclaimed will re-vest in Newco.  Nothing contained in the Plan will require the Debtor, Newco, the Reorganized Debtor or the Plan Trustee to locate any Holder of an Allowed Claim.

13.05.

Provisions Governing the Disputed Claims Reserve Fund

Each Holder of a Disputed Claim that ultimately becomes an Allowed Claim in Class 6 will have recourse only to undistributed Cash or Cash held in the Disputed Claims Reserve Fund by the Plan Trustee for satisfaction of the distributions to which Holders of Allowed Class 6 Claims are entitled under the Plan, and not the Reorganized Debtor, Newco or their respective property or any assets previously distributed on account of any Allowed Claim.

13.06.

Compliance with Tax Requirements

In connection with the Plan, to the extent applicable, the Reorganized Debtor or Distributing Agent, as applicable, will comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to the Plan will be subject to such withholding and reporting requirements.  Notwithstanding any other provision of the Plan, each entity receiving a distribution of Cash pursuant to the Plan will have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on it by any governmental unit on account of such distribution, including income, withholding and other Tax obligations.

ARTICLE XIV
CLAIMS RESOLUTION

14.01.

Objections to Claims

Before the Effective Date, the Debtor will have the sole authority to object to and contest the allowance of any Claims filed with the Bankruptcy Court.  After the Effective Date, the Plan Trustee will have the exclusive authority to object to any claim which if allowed, would be an Allowed Class 6 Claim, and shall be deemed substituted as the real party in interest in any objection filed by the Debtor to such claims prior to the Effective Date.  Newco will have the authority to object to Administrative Claims, Professional Fee Claims, Priority Claims, Classes 1, 2, 3, 4, and 5 and on and after the Effective Date and any objection filed by the Debtor to such claims prior to the Effective Date.  All objections to Claims must be filed by the Claims Objection Bar Date unless extended by order of the Bankruptcy Court.  If the Debtor, Newco, or Plan Trustee files an objection to a Claim, such Claim will become a Disputed Claim.  Disputed Claims may become Allowed Claims by entry of a Final Order allowing the Claim in whole or in part.  After the Effective Date, only the Plan Trustee or Newco will have the authority to file, settle, compromise, withdraw or litigate to judgment objections to Claims for which they are, respectively, deemed to be the party in interest as set forth above.

ARTICLE XV
ASSERTION OF CLAIMS

15.01.

Preservation of Debtor's Actions, Defenses and Counterclaims

Except as otherwise provided in the Plan, the Confirmation Order, or in any contract, instrument, release, indenture or other agreement entered into in connection with the Plan, in accordance with Section 1123(b)(3) of the Bankruptcy Code, the Plan Trustee shall retain and may enforce, prosecute, settle, or compromise (or decline to do any of the foregoing) all claims, rights, actions suits or proceedings, whether in law or in equity, whether known or unknown, whether arising before or after the Petition Date, including Debtor's causes of actions and any director and officer liability causes of action related to the acquisition of Heartland Cup, Inc., that the Debtor or the Estate may hold against any person (the "Causes of Action"), and the Debtor's right to commence, prosecute or settle such Causes of Action shall be preserved for the benefit of the Trust notwithstanding the occurrence of the Effective Date.  The Plan Trustee may pursue such Causes of Action, as appropriate.  No Entity may rely on the absence of a specific reference in the Plan, any Plan Supplement or the Disclosure Statement to any Cause of Action against them as any indication that the Debtor or Reorganized Debtor, as applicable, will not pursue any and all available Causes of Action against them.  The Debtor or Reorganized Debtor, as applicable, expressly reserves all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided in the Plan.  Unless any Causes of Action against an Entity are expressly waived, relinquished, exculpated, released, compromised, or settled in the Plan or a Bankruptcy Court Order, the Plan Trustee expressly reserves all Causes of Action, for later adjudication, and, therefore, no preclusion doctrine, including the doctrines of res judicata, collateral estoppel, issue preclusion, claim preclusion, estoppel (judicial, equitable or otherwise), or laches shall apply to such Causes of Action upon, after, or as a consequence of the Confirmation or Consummation of the Plan.

The Plan Trustee reserves and shall retain the Causes of Action notwithstanding the rejection or repudiation of any executory contract or unexpired lease during the Chapter 11 Case or pursuant to the Plan.  In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that the Debtor may hold against any Entity  shall vest in the Plan Trust.  The Plan Trustee, through its respective authorized agents or representatives, shall retain and may exclusively enforce any and all such Causes of Action.  The Plan Trustee shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action so vested and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court.

Any proceeds, net of all litigation expenses and other expenses of the Plan Trust including trustee fees, attorneys' fees and costs, that may be recovered by the Plan Trustee on all Causes of Action including those brought under 11 U.S.C. §§ 544, 545, 546, 547, 548, 549, 550, and 551 will be to the Holders of Allowed Class 6 Claims as set forth in the Plan Trustee Agreement and Article VI.

Nothing in the Plan shall obligate the Plan Trustee to fund the cost of litigation of any Cause of Action and the Plan Trustee shall have the right to abandon any Causes of Action so vested in it as of the Effective Date pursuant to the Plan after the Effective Date without further notice.

15.02.

Setoffs

Except with respect to Claims of the Debtor or the Reorganized Debtor released pursuant to the Plan or any contract, instrument, release or other agreement or document entered into or delivered in connection with the Plan, the Plan Trustee, and Newco may pursuant to Section 553 of the Bankruptcy Code or applicable non-bankruptcy law, but will not be required to, set off against any Allowed Claim, and the payments or other Distributions to be made pursuant to the Plan in respect of the Claim (before any Distribution is made on account of such Claim), claims of any nature whatsoever that the Debtor may have against the Holder of the Allowed Claim, provided, however, that neither the failure to effect nor the allowance of any Claim hereunder will constitute a waiver or release by the Debtor of any claim that the Debtor may have against the Holder.  The Holder of a Disputed Claim who asserts a right of setoff will retain the right, subject to any defenses of the Debtor, until the earlier of the time when (a) the Disputed Claim becomes Allowed, in whole or in part, or (b) the Claim is expunged by entry of an order of the Bankruptcy Court.

15.03.

Subordination of Indemnification Claims of Former Officers and Directors

Any Allowed unsecured indemnification claim by any of the Former Officers and Directors will be subordinated to Allowed General Unsecured Claims and treated as a Class 7 Allowed Claim.

ARTICLE XVI
VOTING AND EFFECT OF REJECTION BY
ONE OR MORE CLASSES OF CLAIMS

16.01.

Classes Entitled to Vote

Each Impaired class of Claims that may receive or retain property or any interest in property under the Plan (Classes 1, 2, 6, and 7) will be entitled to vote separately to accept or reject the Plan.  By operation of law, each Unimpaired Class of Claims (Classes 3, 4, and 5) is deemed to have accepted the Plan.  By operation of law, Class 8 is deemed to have rejected the Plan.

A Holder of an Allowed Claim as of the date of entry of the order approving the Disclosure Statement may vote to accept or reject the Plan.  A Holder of a Claim as to which an objection has been filed as of the date of entry of the order approving the Disclosure Statement that has not been temporarily allowed for purposes of voting on the Plan may not vote.  A Holder of a contingent or unliquidated Claim may vote on the Plan in an amount based on the portion, if any, of the Claim shown as fixed, liquidated and undisputed in the Schedules.

16.02.

Acceptance by Classes of Claims

An Impaired Class of Claims will have accepted the Plan if (i) the Holders (other than any Holder designated under Section 1126(e) of the Bankruptcy Code) of at least two-thirds (2/3s) in amount of the Allowed Claims actually voting in such Class have voted to accept the Plan and (ii) the Holders (other than any Holder designated under Section 1126(e) of the Bankruptcy Code) of more than one-half (1/2) in number of the Allowed Claims actually voting in such Class have voted to accept the Plan.

ARTICLE XVII
CONDITIONS PRECEDENT TO CONFIRMATION
AND CONSUMMATION OF THE PLAN

17.01.

Conditions to Confirmation

The following are conditions precedent to confirmation of the Plan that must be satisfied or waived in accordance with Section 17.03 of the Plan:

(a)

The Plan of Reorganization and Disclosure Statement, and any amendments or modifications thereto, filed by the Debtor with the Bankruptcy Court must be in form and substance approved by Laurus;

(b)

The Plan of Reorganization, as confirmed by the Bankruptcy Court, must be in form and substance approved by Laurus and must contain only those terms approved by Laurus;

(c)

The Bankruptcy Court shall have entered the Confirmation Order in form and substance satisfactory to the Debtor and Laurus, that among other things, makes findings that particular sub-sections of Section 1129 of the Bankruptcy Code have been met, including (i) that the Debtor has proposed and obtained confirmation of the Plan in good faith; (ii) that the Plan is in the best interests of creditors and (iii) that the Plan is fair and equitable to Holders of Claims and Interests;

(d)

No stay of the Confirmation Order is in effect;

(e)

The entire Cash Distribution Amount has been deposited into an interest bearing escrow account in order to make the Initial Distribution and subsequent Distributions to Holders of Allowed Class 6 Claims and to the Holder of the Allowed Class 7 Claim, provided such Claim is not subordinated or otherwise disallowed;

(f)

The Confirmation Order shall include determinations that all of the settlements and compromises contained in the Plan meet the applicable standards under Bankruptcy Code section 1123(b)(3) and Federal Rule of Bankruptcy Procedure 9019 for approval and implementation; and

(g)

All documents, instruments and agreements, in form and substance satisfactory to the Debtor and Laurus, provided for under or necessary to implement the Plan have been executed and delivered by the parties thereto, unless such execution or delivery has been waived by the parties benefited thereby.

17.02.

Conditions to Consummation or Effectiveness

The following are conditions precedent to the occurrence of consummation and the Effective Date, each of which must be satisfied or waived in accordance with Section 17.03 of the Plan:

(a)

The Confirmation Order will have become a Final Order; and

(b)

Substantially all of the actions, documents and agreements necessary to implement the Plan will have been effected or executed.

(c)

The aggregate amount of administrative claims, inclusive of Professional Fee Claims, but not including Professional Fees payable to Laurus under the DIP Facility, plus Class 3 Secured Tax Claims, plus Class 5 Other Priority Claims (including unsecured sales tax claims), plus any cure payments, plus 503(b)(9) claims, plus Creditor Cash to be contributed by Laurus, less retainers already funded and held in trust by professionals, shall not exceed $715,000.

17.03.

Waiver of Conditions

Each of the conditions set forth in Sections 17.01 and 17.02 above that require the approval of Laurus may be waived in whole or in part by Laurus in writing, without any notice to parties in interest or the Bankruptcy Court and without a hearing.  All other conditions set forth in Sections 17.01 and 17.02 above may be waived in whole or in part by the Debtor and Laurus, but not solely by the Debtor, in writing, without any notice to parties in interest or the Bankruptcy Court and without a hearing.  The failure to satisfy or waive any condition to the Effective Date may be asserted by the Debtor, or Laurus, regardless of the circumstances giving rise to the failure of such condition to be satisfied (including any action or inaction by the Debtor or Reorganized Debtor).  The failure of the Debtor, or Laurus, to exercise any of the foregoing rights shall not be deemed a waiver of any other rights, and each such right shall be deemed an ongoing right that may be asserted at any time.

17.04.

Effect of Non-Occurrence of Conditions to Consummation

Each of the conditions to consummation and the Effective Date must be satisfied or duly waived, as provided above, within thirty (30) days after the Confirmation Date.  If each condition to consummation has not been satisfied or duly waived, pursuant to the Plan, within thirty (30) days after the Confirmation Date, then on motion by any party in interest made before the time that each condition has been satisfied or duly waived and on notice to the parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the filing of such a motion, the Confirmation Order may not be vacated if each of the conditions to consummation is either satisfied or duly waived before the Bankruptcy Court enters an order granting the motion.  If the Confirmation Order is vacated pursuant to this section, then the Plan will be deemed null and void, including the discharge of Claims and cancellation of Interests pursuant to Section 1141 of the Bankruptcy Code and the assumptions, assignments or rejections of Contracts pursuant to the Plan, and, in this event, nothing contained in the Plan will (a) constitute a waiver or release of any Claims by or against, or any Interests in, the Debtor or (b) prejudice in any manner the rights of the Debtor.

ARTICLE XVIII
RETENTION OF JURISDICTION

18.01.

Jurisdiction

Until the Chapter 11 Case is closed, the Bankruptcy Court will retain the jurisdiction as is legally permissible under applicable law, including under Sections 105(a) and 1142 of the Bankruptcy Code, including that necessary to ensure that the purpose and intent of the Plan are carried out and to hear and determine all Claims and objections thereto that could have been brought before the entry of the Confirmation Order.  The Bankruptcy Court will retain jurisdiction to hear and determine all Claims against the Debtor and to enforce all Causes of Action over which the Bankruptcy Court otherwise has jurisdiction.  Nothing contained in the Plan will prevent the Plan Trustee or Newco from taking any action as may be necessary in the enforcement of any cause of action that may exist on behalf of the Debtor and that may not have been enforced or prosecuted by the Debtor.  Newco and the Plan Trustee shall have standing to appear before and be heard by the Bankruptcy Court in connection with any matter over which the Bankruptcy Court retains jurisdiction pursuant to this paragraph.

18.02.

Examination of Claims and Interests

Following the Confirmation Date, the Bankruptcy Court will retain jurisdiction to decide disputes concerning the classification and allowance of any Claim or Interest and the re-examination of Claims that have been allowed for the purposes of voting, and the determination of any objections that may be filed to Claims or Interests.  The failure by the Debtor to object to, or to examine, any Claim or Interest for the purposes of voting will not be deemed a waiver of its right or the right of Newco or the Plan Trustee to object to, or to re-examine, the Claim or Interest in whole or in part.  Newco or the Plan Trustee shall have standing to appear before and be heard by the Bankruptcy Court in connection with any matter over which the Bankruptcy Court retains jurisdiction pursuant to this paragraph.

18.03.

Determination of Disputes

The Bankruptcy Court will retain jurisdiction after the Confirmation Date to determine all questions and disputes regarding title to the assets of the Estate, disputes concerning the allowance of Claims and determination of all Causes of Action, controversies, disputes, or conflicts, whether or not subject to any pending action, as of the Confirmation Date, for the Debtor or the Plan Trustee to recover assets pursuant to the provisions of the Bankruptcy Code.

18.04.

Additional Purposes

Under Sections 105(a) and 1142 of the Bankruptcy Code, and notwithstanding entry of the Confirmation Order and occurrence of the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction over all matters arising out of, and related to, the Chapter 11 Case and the Plan to the fullest extent permitted by law, including, among other things, jurisdiction to:

(a)

to hear and determine any modification of the Plan pursuant to Section 1127 of the Bankruptcy Code, to cure any defect or omission or reconcile any inconsistency in the Plan, the Disclosure Statement, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary or appropriate to carry out the purposes and effects thereof;

(b)

to issue injunctions, enter and implement other orders and take such other actions as may be necessary or appropriate to execute, interpret, implement, consummate, or enforce the terms and conditions of the Plan and the transactions contemplated thereunder, the Plan Documents, the Confirmation Order, or any other order of the Bankruptcy Court, or to maintain the integrity of the Plan following confirmation;

(c)

to hear and determine disputes arising in connection with the execution, interpretation, implementation, consummation, or enforcement of the Plan, the Plan Documents, the Confirmation Order, any transactions or payments contemplated hereby, or any agreement, instrument or other document governing or relating to any of the foregoing;

(d)

to construe and apply any findings of fact and/or conclusions of law made in the Confirmation Order;

(e)

to adjudicate matters arising in the Chapter 11 Case, including matters relating to the formulation and consummation of the Plan;

(f)

to enter any orders, including injunctions, as are necessary to enforce the title, rights, and powers of the Reorganized Debtor and to impose any limitations, restrictions, terms and conditions on the title, rights, and powers as the Bankruptcy Court may deem necessary;

(g)

to hear and determine any dispute involving or affecting the validity and enforceability of the discharges, releases, injunctions, and exculpatory relief referred to in Article X of the Plan;

(h)

to enter a final decree closing the Chapter 11 Case;

(i)

to correct any defect, cure any omission, or reconcile any inconsistency in the Plan or the Confirmation Order as may be necessary to carry out the purposes and intent of the Plan;

(j)

to enter, implement or enforce such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated;

(k)

to hear and allow applications for fees and expenses pursuant to Sections 330, 331, 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code;

(l)

to decide issues concerning federal tax reporting and withholding that arise in connection with the confirmation or consummation of the Plan;

(m)

to decide issues concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

(n)

to decide issues concerning all disputes involving the existence, nature or scope of the Debtor's discharge;

(o)

to adjudicate any issues concerning assumption or rejection of Contracts, including any disputes concerning Rejection Damage Claims or Cure Claims;

(p)

to hear and determine any and all objections to any Claims, including Administrative Claims, or Interests, including the allowance, classification, priority, secured status, compromise, estimation, or payment thereof;

(q)

to hear and determine any litigation, including the Causes of Action; and

(r)

to hear and to determine any other matter related hereto and not inconsistent with the Bankruptcy Code and title 28 of the United States Code.

ARTICLE XIX
MISCELLANEOUS

19.01.

Effectuating Documents; Further Transactions.

Prior to the Effective Date, the chairman of the board of directors, chief executive officer, president, chief operating officer, chief financial officer or any other appropriate officer of the Debtor (with the written consent of Laurus, which consent shall not be unreasonably withheld), or on or after the Effective Date the Reorganized Debtor, shall be authorized to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions, as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan.  Prior to the Effective Date, the secretary or assistant secretary of the Debtor (with the written consent of Laurus, which consent shall not be unreasonably withheld) or on or after the Effective Date the secretary or assistant secretary of the Reorganized Debtor shall be authorized to certify or attest to any of the foregoing actions.

19.02.

Applicability of Sections 1125 of the Bankruptcy Code

The protection afforded by Section 1125(e) of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan, shall apply to the full extent provided by law, and the entry of the Confirmation Order shall constitute the determination by the Bankruptcy Court that the Debtor, Reorganized Debtor and Laurus and each of their respective officers, directors, partners, employees, members, agents, attorneys, accountants, or other professionals, shall have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to Section 1125(e) of the Bankruptcy Code.

19.03.

Exemption from Certain Transfer Taxes

Pursuant to Section 1146(a) of the Bankruptcy Code, any transfers either prior to or post Confirmation from the Debtor or Newco to any Person or entity, including Purchaser and Newco, pursuant to the Plan shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, or other similar tax or governmental assessment, and the Confirmation Order shall direct the appropriate state or local governmental officials or agents to forego the collection of any such tax or governmental assessment and to accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.

19.04.

Plan Supplement

Any and all exhibits, lists or schedules not filed with the Plan shall be contained in the Plan Supplement or Plan Supplements, as the case may be, and filed with the Clerk of the Bankruptcy Court seven days prior to the date set for the Confirmation Hearing.  Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours or may be viewed on the Bankruptcy Court's website at www.okwb.uscourts.gov by anyone with a proper PACER account or may be obtained from counsel for the Debtor upon written request.

19.05.

Final Decree

After the distribution of Cash on the Initial Distribution Date to Holders of Allowed Claims in Class 6, the resolution of any objections to Claims in the Chapter 11 Case, and the resolution of any Debtor's Actions in the Bankruptcy Court, the Plan Trustee shall file a report with the Bankruptcy Court and seek the entry of a Final Decree.  The Plan Trustee may seek and obtain the entry of a Final Decree before the final payment has been made under the Plan.

19.06.

General Notices

All notices required to be given in connection with the Plan should be delivered by United States certified mail, postage prepaid, return receipt requested addressed to the Debtor, and the Reorganized Debtor at the following addresses:

If to the Debtor:

Dr. Jerry Grizzle

President and CEO

AMS Health Sciences

711 Northeast 39th Street

Oklahoma City, OK 73105

Fax:  (405) 843-4935

jerryg@amsmainline.com

With a copy to:

Joseph A. Friedman

Kane, Russell, Coleman & Logan PC

3700 Thanksgiving Tower

1601 Elm Street

Dallas, TX 75201

jfriedman@krcl.com

If to Laurus or the Reorganized Debtor:

Christian Thomas

Dhamendra Lachman

c/o Laurus Capital Management

335 Madison Avenue, 10th Floor

New York, NY 10017

With a copy to:

Stuart Komrower, Esq.

Cole, Schotz, Meisel, Forman & Leonard, P.A.

25 Main Street

Hackensack, NJ  07601

skomrower@coleschotz.com

and

Michael D. Warner, Esq.

Warner Stevens, L.L.P.

301 Commerce St. #1700

Fort Worth, TX 76102

mwarner@warnerstevens.com

19.07.

Asserting and Curing Default Under the Plan

If the Debtor, the Reorganized Debtor or the Plan Trustee defaults under the provisions of the Plan (as opposed to default under the documentation executed in implementing the terms of the Plan, which documents may provide independent bases for relief concerning the assertion and cure of defaults), any creditor or party in interest desiring to assert a default will provide the Debtor, the Reorganized Debtor and the Plan Trustee with written notice of the alleged default.  The Debtor, Laurus or the Reorganized Debtor will have thirty (30) days from receipt of written notice to cure the alleged default.  If the default is not cured, any creditor or party in interest may then file with the Bankruptcy Court and serve on counsel for the Debtor, Laurus, the Reorganized Debtor and the Plan Trustee a motion to compel compliance with the applicable provision of the Plan.  The Bankruptcy Court, on finding a material default, will issue orders compelling compliance with the pertinent provisions of the Plan.

19.08.

Termination of Committee, if Any

Except as otherwise provided in the Plan, effective as of the Effective Date, the Committee, if any, shall cease to exist.  The Committee, if any, will continue to exist after the Effective Date solely with respect to: (i) applications filed pursuant to Section 330 and 331 of the Bankruptcy Code seeking payment of fees and expenses incurred by any professional; and (ii) any matters pending as of the Effective Date in the Chapter 11 Case, until such matters are finally resolved.

19.09.

Compliance with Tax Requirements

In connection with the Plan, the Debtor and the Plan Trustee will comply with any withholding and reporting requirements imposed by federal, state, and local taxing authorities, and Distributions will be subject to the withholding and reporting requirements.

19.10.

Modification or Revocation of the Plan

With the written consent of Laurus, the Debtor may alter, amend, or modify the Plan, the Plan Supplement or any Exhibits hereto to the fullest extent permitted under Section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019, including but not limited to modifications necessary to negotiate the resolution of an objection to Confirmation of the Plan, at any time prior to the Confirmation Date.  After the Confirmation Date and prior to substantial consummation of the Plan, as defined in Section 1101(2) of the Bankruptcy Code, the Reorganized Debtor may under Section 1127(b) of the Bankruptcy Code institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan, the Disclosure Statement or the Confirmation Order, and to accomplish such matters as may be necessary to carry out the purposes and effects of the Plan so long as such proceedings do not materially adversely affect the treatment of Holders of Claims or Interests under the Plan; provided, however, that prior notice of such proceedings shall be served in accordance with the Bankruptcy Rules or order of the Bankruptcy Court.

19.11.

Revocation of the Plan

The Debtor (with the written consent of Laurus, which consent shall not be unreasonably withheld) reserves the right to revoke and withdraw the Plan at any time before the Confirmation Date.  In such event, all funds forwarded to by Laurus under the terms of the Plan will be immediately returned to Laurus, and any claims the Debtor, the Committee, if any, or the Estate may have against Laurus for such funds will be waived.

19.12.

Effect of Withdrawal or Revocation

If the Debtor (with the written consent of Laurus, which consent shall not be unreasonably withheld) revokes or withdraws the Plan before the Confirmation Date, or if the Confirmation Date or the Effective Date does not occur, then the Plan will be null and void.

19.13.

Due Authorization

Each and every Holder of an Allowed Claim who elects to participate in the Distributions provided for in the Plan warrants that it is authorized to accept in consideration of such Claim the Distributions provided for in the Plan and that there are no outstanding commitments, agreements, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by it under the Plan.

19.14.

Implementation

The Debtor, the Reorganized Debtor and the Plan Trustee will be authorized to take all necessary steps, and perform all necessary acts, to consummate the terms and conditions of the Plan.

19.15.

Ratification

The Confirmation Order will ratify all transactions effected by the Debtor during the pendency of the Chapter 11 Case.

19.16.

Term of Injunctions or Stays

Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Case under Sections 105 or 362 of the Bankruptcy Code or otherwise, and existing on the Confirmation Date (excluding any injunctions or stays contained in the Plan or the Confirmation Order), will remain in full force and effect until the Effective Date.

19.17.

Integration Clause

The Plan is a complete, whole, and integrated statement of the binding agreement between the Debtor, its creditors, their Interest Holders and other parties-in-interest upon the matters herein.  Parole evidence shall not be admissible in an action regarding the Plan or any of its provisions.

19.18.

Interpretation

Unless otherwise specified, all section, article and exhibit references in the Plan are to the respective section in, article of or exhibit to the Plan, as the same may be amended, waived, or modified from time to time.  The headings of the articles, paragraphs and sections of the Plan and table of contents in the Plan are inserted for convenience of reference only and shall not limit or otherwise affect the provisions of the Plan or its interpretation.

19.19.

Severability of Plan Provisions

If any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable before the Confirmation Date, the Bankruptcy Court, at the request of the Debtor, will have the power to alter and interpret the term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and the term or provision will then be applicable as altered or interpreted.  Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by the holding, alteration, or interpretation.  The Confirmation Order will constitute a judicial determination and will provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

19.20.

Governing Law

Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code and the Bankruptcy Rules), the laws of (i) the State of Oklahoma shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan unless otherwise expressly provided for in such agreement, document or instrument and (ii) the laws of the state of  Oklahoma shall govern any causes of action arising under state law with respect to such Debtor and the Plan, in either case without giving effect to the principles of conflicts of law thereto.

609395 v15 (60170.00002.000)

Dated: June 9, 2008

AMS HEALTH SCIENCES, INC.

By:      /s/ Jerry Grizzle

Jerry Grizzle,

President

DEBTOR AND DEBTOR-IN-POSSESSION

KANE RUSSELL COLEMAN & LOGAN PC

By:      /s/ Joseph A. Friedman

Joseph A. Friedman

Texas State Bar No. 07468280

OKWB Bar No. 11185

Gregory M. Zarin

Texas State Bar No. 24060871

Kane Russell Coleman & Logan PC

3700 Thanksgiving Tower

1601 Elm Street

Dallas, TX 75201

Tel.:

(214)-777-4200

Fax:

(214)-777-4299

Email:

jfriedman@krcl.com

COUNSEL FOR DEBTOR AND DEBTOR-IN-POSSESSION, AMS HEALTH SCIENCES, INC.

609395 v15 (60170.00002.000)

PLAN EXHIBIT LIST

EXHIBIT 1.02.1.1

39TH STREET SALE CONTRACT

EXHIBIT 8.01

CURE AMOUNTS FOR EXECUTORY CONTRACTS

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EXHIBIT 1.02.1.1

39TH STREET SALE CONTRACT

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EXHIBIT 8.01

CURE AMOUNTS FOR EXECUTORY CONTRACTS

Counterparty	Cure Amount

AT&T MOBILITY	287.53
PO BOX 6463
CAROL STREAM, IL 60197-6463

THE HARTFORD AUTO	666.64
P O BOX 2907
Hartford, CT 06104-2907

IBM CORPORATION	944.79
P.O. BOX 676673
DALLAS, TX 75267-6673

STANDLEY SYSTEMS	5,170.03
P.O. BOX 460
Chickasha, OK 73023-0460

AT&T A49	3,058.13
P O BOX 930170
DALLAS, TX 75393-0177

MARLIN LEASING CORP	1,825.25
PO BOX 13604
PHILADELPHIA, PA 19101-3604

TIP CAPITAL	1,215.43
2232 MOMENTUM PLACE
CHICAGO, IL 60689-5322

LEAF FUNDING, INC., Assignee	0.00
AXIS CAPITAL, INC.
EQUIPMENT LEASE W/OPTION
TO PURCHASE: COMMERCIAL
Lease No. 912117
308 NORTH LOCUST STREET
GRAND ISLAND, NE 68801

Any Executory Contract assumed pursuant to the Plan for which no cure amount is listed above, the Debtor asserts the cure amount is $0.00.

Endnotes

25

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